Exhibit 10.8
SIXTH AMENDMENT TO THE BANK CREDIT BILL No. 21.3150.777.0000001-97, ISSUED BY NEXTEL TELECOMUNICAÇÕES LTDA., ON 12/08/2011, IN FAVOR OF CAIXA ECONÔMICA FEDERAL, IN THE ORIGINAL AMOUNT OF SIX HUNDRED AND FORTY MILLION BRAZILIAN REAIS (R$ 640,000,000.00).
_________________________________________________________________________
PREAMBLE:

CREDITOR:
CAIXA ECONÔMICA FEDERAL, financial institution under the form of a public company, created under Decree-Law no. 759 as of August 12, 1969, linked to the Ministry of Finance, being governed by the Bylaws in force on the date when this agreement was entered into, hereinafter referred to as CAIXA or CREDITOR, with principal place of business at Setor Bancário Sul, Quadra 4, Lot 3/4, in Brasília, Federal District, Brazilian National Directory for Legal Entities (“CNPJ”) no. 00.360.305/0001-04, hereby represented by Superintendência Grandes Empresas Infraestrutura de São Paulo, located at Avenida Paulista no. 1.842 , Torre Sul, 2º andar, in the city of São Paulo, State of São Paulo.

Brazilian National Directory for Legal Entities of the Brazilian Federal Treasury Department (“CNPJ/MF”): 00.360.305/4954-0.

DRAWER / CREDITED: NEXTEL TELECOMUNICAÇÕES LTDA.

Address: Av. das Nações Unidas, 14.171, 27º andar, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo.

CNPJ/MF: 66.970.229/0001-67

GUARANTOR: NEXTEL PARTICIPAÇÕES LTDA.

Address: Avenida das Nações Unidas, 14.171, 26º andar, sala A, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo

CNPJ/MF: 00.169.369/0001-22

WHEREAS, on December 8, 2011, the CREDITED issued in favor of CAIXA the Bank Credit Bill no. 21.3150.777.0000001-97 in the value of principal of six hundred and forty million Brazilian Reais (R$ 640,000,000.00) (hereinafter referred to as “Bill”);

WHEREAS, on February 13, 2015, CREDITED and CAIXA entered into the first amendment to the Bank Credit Bill no. 21.3150.777.0000001-97, amending, among other aspects, the interest rate applicable to the outstanding balances and including additional collateral to the performance of the liabilities therein (hereinafter referred to as “First Amendment”);

WHEREAS, on June 25, 2015, the CREDITED and CAIXA entered into the second amendment to the Bill altering, among other conditions, the payment form, and the interest rate charged on outstanding balances (hereinafter referred to as “Second Amendment”);

WHEREAS, on February 24, 2017, CREDITED and CAIXA entered into the third amendment to the Bill altering, among other conditions, the payment form (hereinafter referred to as “Third Amendment”);

WHEREAS, on August 3, 2017, the CREDITED and CAIXA entered into the fourth amendment to the Bill altering, among other conditions, the payment form (hereinafter referred to as “Fourth Amendment”);

WHEREAS, on such date, the CREDITED and CAIXA entered into the fifth amendment to the Bill altering, among other conditions, the payment form, liabilities and guarantees (hereinafter referred to as “Fifth Amendment”); and

WHEREAS the CREDITED and CAIXA intend to amend the bank credit bill (“CCB”) in order to alter the payment conditions, liabilities and guarantees, as well as to consolidate the terms of the Bill;

The parties RESOLVE to amend the CCB, under condition precedent, through this Sixth Amendment to the Bill (hereinafter referred to as “Sixth Amendment” and, when collectively with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and the Bill, to be hereinafter referred to as the “CCB”), according to the following terms and conditions.

1. CONDITION PRECEDENT - The Parties agree that this Sixth Amendment is executed under condition precedent, according to article 125 of the Brazilian Civil Code. This Sixth Amendment and all its provisions shall become effective on January 31, 2018 only if, up to said date, it is confirmed by the CREDITED to CAIXA the cumulative compliance with the following conditions (hereinafter collectively referred to as “Conditions Precedent”):

(i) delivery of signed and fully effective copy (as determined by Law applicable thereto), of amendments to the CDB Agreements (as defined below), in terms and conditions pursuant to those described in the Summary of Certain Terms of Loan Amendments, executed on August 11, 2017 by and between CDB and the CREDITED (hereinafter referred to as “CDB Terms and Conditions”, “CDB Refinancing”, respectively);

(ii) delivery of copy of notice, received by any mean, including e-mail, through which the CREDITED is directly or indirectly informed by CDB or Sinosure, of the approval by Sinosure Insurance of CDB Refinancing;

(iii) execution and formalization of the Sixth Amendment to CCB BB, as well as delivery of copy thereof to CAIXA;

(iv) the delivery of signed copy of the Support Agreement, including all legal formalities towards its validity and effectiveness, having as parties the CREDITED and NII Luxembourg, as well as certain subsidiaries of NII Luxembourg, (hereinafter referred to as “Nextel Entities” and “Support Agreement”), in identical terms to the final draft of the Support Agreement agreed by and between the Parties, included in Exhibit B to CCB;

(v) confirmation of creation and complete constitution, as well as delivery of original copies in compliance with all legal formalities therefor, of (i) Fiduciary Transfer of Receivables, Rights, and Bank Accounts in Security, under the Deed of Assignment of Receivables and Collateral Account executed by and between the CREDITED and CAIXA, BANCO DO BRASIL S.A. (hereinafter referred to as “BB”), CHINA DEVELOPMENT BANK (hereinafter referred to as “CDB”) and Planner Trustee Distribuidora de Títulos e Valores Mobiliários Ltda. (hereinafter referred to as “Planner”) (hereinafter referred to as “Deed of Assignment of Receivables”); (ii) Assets and Equipment Assignment, under the Asset Fiduciary Assignment Agreement executed by and between the CREDITED, and CAIXA and BB (hereinafter referred to as “Fiduciary Assignment of Assets”); and (iii) Accounts Management, under the Bank Accounts Management Service Agreement executed by and between the CREDITED, CAIXA, BB, CDB and Planner (hereinafter referred to as “Bank Account Management Agreement”); and

(vi) nonexistence of default by the CREDITED within the scope of CCB and Guarantee Agreements, except for those subject matter of express approval or waiver by CAIXA.

1.1    Up to January 19, 2018, the CREDITED shall forward a written notice to CAIXA, according to form included in Exhibit A to this Sixth Amendment, through which it shall expressly acknowledge (i) the implementation of the Conditions Precedent and (ii) effectiveness of this Sixth Amendment on January 31, 2018, as well as its respective payment time schedule, under Exhibit I to the CCB, attaching, also, to said notice, the supporting documents required, as listed in this Clause 1.1.

1.1.1    Upon sending the notice subject matter of this Clause, without due confirmation of the implementation of the Conditions Precedent, or even without annotations required under this Clause being completed, CAIXA may declare, in up to five (5) days from its receipt, that the requisites in this Clause were not complied with, by sending written counter-notice to the CREDITED. In the event that no counter-notice is sent, the Conditions Precedent shall be considered automatically implemented, regardless of any additional formality and, consequently, shall become effective and in force, from January 31, 2018, the CCB conditions provided for in this Sixth Amendment.

1.2.    In the event that, up to January 19, 2018 there is no confirmation of the full compliance with the Conditions Precedent, upon delivery of the documents listed in this Clause One, this Sixth Amendment shall be considered automatically ineffective and void between the Parties, and the

Fifth Amendment shall remain in force between the Parties, without any notice and/or additional formality being due.

1.3.    Regardless of the noncompliance with the Conditions Precedent, CAIXA, may, at its sole and BB’s discretion, require the creation and perfection of the mortgage of up to two (2) of the real estate owned by the CREDITED on this date, provided that, upon CAIXA’s request, they are still owned by the CREDITED and free and clear from any burdens or encumbrances, through execution of Real Estate Mortgage Deed, to be executed by and between the CREDITED and the CREDITOR.

2. ALTERATION OF PREAMBLE - The Parties decide to alter items 2, 5, 6 and 11 of the PREAMBLE chart of the CCB, as well as its Paragraph One and Two, which shall have the following wording:

“PREAMBLE:
(...)

2 - Final maturity on: March 01, 2026

(...)

5 - Financial Burdens:
a) during the Reduced Amortization Period, one hundred and twenty-seven percent (127%) per year of the Interbank Deposit Certificate (“CDI”), for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados; and
b) during the Regular Amortization Period, one hundred and thirty-nine point fifty-four percent (139.54%) of the CDI, for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados, daily capitalized, in all cases calculated according to Clause Three.

6 - Amortization and Payment Term and System:
Term: March 01, 2026
Financial Burdens’ Payment Dates: The Financial Burdens, calculated per business days, shall be monthly debited from the Free Operation Account and payment shall be required on each Burden Payment Date, every 31st day of each month and, when not applicable on the 1st business day upon the end of each month, according to Clause three, Clause Eight and Exhibit I.

Payment Dates of the Principal: According to Clause Eight and Exhibit I.

(...)
11 - Guarantees:

Guarantee	Minimum Value
Aval da Nextel Participações Ltda.	100% of the value due to CAIXA under this Bill
Fiduciary Transfer of Credit Rights on Collection Agreement CAIXA (“SICAP”)	According to Clause Ten, Paragraph Three
Deed of Assignment of Receivables and Collateral Account	According to Clause Ten
Asset Fiduciary Assignment Agreement	According to Clause Ten
Real Estate Mortgage	According to Clause Ten
Bank Accounts Management Service Agreement	According to Clause Ten

Paragraph One - On the Payment Dates included in the time schedule of Exhibit I, under Clauses Two, Three and Eight, with the last installment to be due on March 01, 2026, in currency of the Country, in this city, I, CREDITED, as CREDITED, and/or, I, GUARANTOR, shall pay to CAIXA or to its order, through this CCB which along with the statements of checking account and/or calculation chart is acknowledged as instrument representing a clearly legal, net and payable debt, arising out of the use of the funds made available to the CREDITED and accruals of Financial Burdens, fines, monetary restatement, interests and possible other charges including on arrears, covenanted in this CCB.

Paragraph Two - The debt represented by this CCB comprises the monthly amortization values, as informed in Field 6 of this CCB, with respective Financial Burdens, assessed taking into account the actual monthly interest rate on each monthly installment, as informed in Field 6 of this CCB, and the statement of the operation or chart, complementing this CCB, shall express the values and respective percentages of Financial Burdens, under Law no. 10.931 of 08/02/2004, and other laws in force.

3. FINANCIAL BURDENS - The Parties decide to alter Clause Three of the CCB, as well as its Paragraph Three, which shall become effective with the following wording:

“BURDENS
CLAUSE THREE - On the outstanding balances assessed in the Free Operation Account, arising out of the entry of the value of the Principal, as well as amounts arising out thereof, due as ancillaries, rates and expenses, Financial Burdens shall be charged, equivalent to:

a) during the Reduced Amortization Period, one hundred and twenty-seven percent (127%) per year of the average rate of the Interbank Deposit Certificates (hereinafter referred to as “CDI”), for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados; and

b) during the Regular Amortization Period, one hundred and thirty-nine point fifty-four percent (139.54%) of the CDI, for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados, daily capitalized.

(...)

Paragraph Three - Said Financial Burdens, calculated per business days, shall be monthly debited from the Free Operation Account and their full payment shall be monthly required on the corresponding Burdens’ Payment Date, according to definition in Field 6 of Clause Eight, below, on the monthly due date of the installments. For the purposes of this CCB, the Free Operation

Account is managed by CAIXA for purposes of demonstration of the values due by the CREDITED, in compliance with the debits and credits corresponding to the accounting entries related to the operations made under this CCB.

(...).”

4. PAYMENT FORM ALTERATION - The Parties resolve to alter the caput of Clause Eight of the CCB and its former Paragraph Four (current Paragraph Seven), include the new Paragraphs One, Two, Three, Four and Five, and remove the former Paragraphs One and Two, and Clause Eight shall become effective with the following wording:

“PAYMENT FORM
CLAUSE EIGHT - Without prejudice to the due date established above and liabilities provided for in the other Clauses, the CREDITED undertakes to pay to CAIXA the values concerning this CCB, as follows:

a)    the Principal shall be paid in installments, with due dates and nominal values described in the payment time schedule included in Exhibit I to this CCB, in compliance, also, with the following: (i) the first forty-eight (48) months from January 31, 2018 shall be considered, for the purposes of this CCB, the “Reduced Amortization Period”; (ii) the fifty (50)-month term subsequent to the Reduced Amortization Period shall be considered, for the purposes of this CCB, the “Regular Amortization Period”;

b)    the Financial Burdens, due on the Burdens’ Payment Dates, according to Field 6 of the Preamble of this CCB and Clause Three, and all pecuniary liabilities arising out of this CCB shall be settled with the last installment of the Principal, according to time schedule in Exhibit I.

Paragraph One - Any receipt of installments beyond covenanted terms shall be mere tolerance, which shall not affect, in any way, their due dates or other Clauses and conditions of this Bill, nor shall imply novation or change of the covenants, including as for burdens arising out of arrears. As form and means for the actual payment of debt arising out of this CCB, the CREDITED hereby authorizes CAIXA to debit from the Free Operation Account mentioned in Field 8, on respective

Payment Dates, on an irrevocable and unchangeable basis, sufficient and payable values for each of them, as applicable.

Paragraph Two - Without prejudice to the provisions set forth above, for determining the payment form, the following documents shall also be considered:

a)
Bank Credit Bill no. 307.001.181, issued by the CREDITED, on 10/31/2012, in favor of Banco do Brasil S.A. (“BB”), in the original value of four hundred million Brazilian Reais (R$ 400,000,000.00) (as amended, hereinafter referred to as “CCB BB”);

b)
Credit Agreement dated April 20, 2012, without taking the “Sinosure Insurance”, executed by the CREDITED and China Development Bank (hereinafter referred to as “CDB” and, collectively with BB, hereinafter referred to as, “Financial Creditors”), in the original value of two hundred and fifty million United States Dollars (US$ 250,000,000.00) (as amended, hereinafter referred to as “CDB non Sinosure”); and

c)
Credit Agreement dated April 20, 2012, taking the “Sinosure Insurance”, executed by the CREDITED and CDB, in the original value of two hundred and fifty million United States Dollars (US$ 250,000,000.00) (as amended, hereinafter referred to as “CDB Sinosure”, and collectively with CCB BB, and CDB non Sinosure, hereinafter referred to as “Financial Agreements” and, each individually referred to as, “Financial Agreement”) (CDB non Sinosure and CDB Sinosure Agreement, hereinafter referred to as “CDB Agreements”).

Paragraph Three - Except with respect to the payment as bank commission and costs and/or fee concerning renegotiation of the CDB Agreements so as to match them to the CDB’s Terms and Conditions, as such term is defined below, any extraordinary payment within the scope of any Financial Agreement, for whatever reason, including as a consequence of alteration of periodicity, due dates or amounts due according to time schedules provided (hereinafter referred to as “Extraordinary Payments to the Financial Creditors”), shall oblige the CREDITED to make the proportional extraordinary payment to CAIXA within no more than ten (10) business days (hereinafter referred to as “CCB Extraordinary Payment”) from the date of the event of respective Extraordinary Payment to either Financial Creditor.

Paragraph Four - Except in the event described in Paragraph Five below, the value of the CCB Extraordinary Payment shall be calculated through application of Extraordinary Payment Percentage, over the CCB’s Outstanding Balance at the time, being, for purpose of this CCB, “Extraordinary Payment Percentage” the percentage of amortization of principal, payment of interests, commissions and/or any other value made within the scope of the Extraordinary Payment to the Financial Creditors, calculated based on the actual value of the Extraordinary Payment to the Financial Creditors, divided by the outstanding balance on date immediately precedent to the Extraordinary Payment to the Financial Creditors made, with respect to respective Financial Agreement. For clarification purposes, in the event of Extraordinary Payment to the Financial Creditors made in favor of more than one Financial Creditor, it shall be considered, for the purpose of this CCB, the highest value paid within the scope of any Financial Agreement, without calculation duplication.

Paragraph Five - In the event of any CCB Extraordinary Payment, a reduction in the totality of the payable installments of the Principal or Financial Burdens shall automatically occur, as the case may be, proportionally, and the other terms and conditions, including payments, established in the caput of this Clause Eight, above, shall be maintained. In the hypothesis of the CCB Extraordinary Payment to occur with respect to the Principal, the Parties shall amend the CCB so as to update the terms of Exhibit I, as the case may be, for legal purposes. In the event that the CCB Extraordinary Payment addresses any additional compensation to the Financial Creditors in comparison to the one provided for in the CDB’s Terms and Conditions, such Extraordinary Payment shall also be proportionally made to CAIXA as additional value, without any alteration to the Outstanding Balance.

Paragraph Six - Without prejudice to the provisions set forth in this Clause Eight, if at any time, any Financial Agreement has provisions, which, at CAIXA’s sole discretion, are more beneficial to the holders or creditors of said documents in comparison to the terms of this CCB or Guarantee Agreements, then CAIXA shall have the right to demand the execution of an amendment to this CCB or Guarantee Agreements, as applicable, so that such more favorable provisions are extended, mutatis mutandis, to CAIXA, except with respect to the provisions currently in force, provided for in the CDB Agreements and respective guarantees, and/or to be provided in the documents and amendments meeting the CDB Terms and Conditions, including by the granting, by NII Luxembourg, of parent guarantee, in substitution for the parent guarantee originally granted by NII Holdings, Inc. in favor of the CDB, under CDB Terms and Conditions.

Paragraph Seven - In the hypothesis that any Payment Date is not a business day, respective payment shall be due on the 1st subsequent business day. For the purpose of the provisions set forth in this CCB, it is understood as business day, Monday to Friday, except for national holydays or days when, for any reason, banks are not open or the financial market is not operational where the CREDITED is headquartered.

Paragraph Eight - The CREDITED hereby authorizes CAIXA, regardless of prior notice, to use the balance deposited in any account maintained thereby, with any branch of CAIXA, as well as others that shall perchance be opened, for settlement or partial amortization of debit assessed based on this CCB (including for purpose of Extraordinary Payment to the Financial Creditors), in the hypothesis that the payment is not made as provided for in the caput of this Clause Eight.

Paragraph Nine - Monthly installments calculated according to the Constant Amortization System - SAC shall be due in compliance with the provisions in Clause Two, and burdens according to Clause Three”.

5. COLLATERAL - The Parties hereby resolve to amend Clause Ten, which shall become effective with the following new wording:

“CLAUSE TEN - CREATION OF COLLATERAL - So as to assure the compliance with the liabilities assumed in the CCB (hereinafter referred to as “Guaranteed Liabilities”), the CREDITED cumulatively creates the following guarantees: (i) Fiduciary Transfer of Receivables, Rights, and Bank Accounts in Security, under the Deed of Assignment of Receivables, Rights, and Bank Accounts executed by and between the CREDITED, CAIXA, BANCO DO BRASIL S.A. (“BB”), CHINA DEVELOPMENT BANK (“CDB”) and Planner Trustee Distribuidora de Títulos e Valores Mobiliários Ltda. (“Planner”) (hereinafter referred to as “Deed of Assignment of Receivables”); (ii) Assets and Equipment Assignment, under the Asset Fiduciary Assignment Agreement executed by and between the CREDITED, CAIXA and BB (hereinafter referred to as “Fiduciary Assignment of Assets”); (iii) the Real Estate Mortgages, under the Real Estate Mortgage Deeds, in the event that the CREDITED and BB shall exercise the option for its creation (“Real Estate Mortgage”); and (iv) Accounts Management, under the Bank Accounts Management Service Agreement executed by and between the CREDITED, CAIXA, BB, CDB and Planner (hereinafter referred to as “Bank Account Management Agreement” and, collectively with the Deed of Assignment of Receivables, the Fiduciary Assignment of Assets and the Real Estate Mortgage, hereinafter referred to as “Guarantee Agreements”).

Paragraph One - For the purpose of the fiduciary transfer already created, the CREDITED assigns and transfer, in trust, to CAIXA, on an irrevocable and unchangeable basis, hereby and under the law, under § 3 of Article 66-B of Law no. 4.728/65, with wording given by Law no. 10.931/04, of Articles 18 to 20 of Law no. 9.514/97, and Decree-Law no. 911/69 and later alterations, and to the extent applicable of Articles 1.361 et seq. of the Civil Code (collectively referred to as “CAIXA Assigned Rights”), (a) the ownership, fiduciary interest and direct and indirect possession of all credit rights on the receivables, present and future, arising out of the provision of telecommunications services by CREDITED to its customers, comprising all income arising out of the values received in such respect, which are collected by the CAIXA (hereinafter referred to as “CAIXA Receivables”), under Collection Agreement (as defined below), as well as on (b) the funds deposited or maintained in the CAIXA Blocked Account and (c) on CAIXA Blocked Account.

Paragraph Two - The values concerning the CAIXA Receivables are received by CAIXA through collection of non-compensatory pay forms and automatic debit, according to Collection Covenant, executed by and between the CREDITED and CAIXA (no. 400089) (hereinafter referred to as “Collection Agreement”).

Paragraph Three - The values daily received within the scope of the Collection Agreement (hereinafter referred to as “Collected Values”), representing a portion of the CAIXA Receivables and any other credits shall be credited in the account no. 180-4, Branch no. 3150, Operation 003, to be solely operated by CAIXA, tied to the settlement of the Guaranteed Liabilities (the Account Not Free for Operation, also designated “CAIXA Blocked Account”), the balance of which and values daily credited therein are also hereby assigned, in trust, by the CREDITED to CAIXA, being incorporated, for all effects, into CAIXA Assigned Rights, under the caput of this Clause. Likewise, under the Deed of Assignment of Receivables, the values arising out of the Receivables Account (as defined in the Deed of Assignment of Receivables), matching the percentage of the Receivables attributable to CAIXA (as such term is defined in the Deed of Assignment of Receivables), which shall be deposited in the CAIXA Blocked Account, shall be part of the definition of Collected Values and shall be computed for the purposes of assessment of the Minimum Average Value, as defined in Paragraph Five below.

Paragraph Four - The CREDITED undertakes, on an irrevocable and unchangeable basis, (i) not to take measures aiming at receiving directly any amount concerning CAIXA Receivables; (ii) not to materially alter the procedures and collection forms of CAIXA Receivables currently in force, as well as take any measure, or fail to take any measure, when applicable, aiming at or having as consequence reducing the collection of CAIXA Receivables by CAIXA, until full satisfaction of the liabilities of the CREDITED provided for in the CCB; (iii) during the effectiveness of the CCB, to maintain in force the Collection Agreement; and (iv) not to assign, dispose of, transfer, sell, charge, create escrow, pledge or encumbrance, or otherwise negotiate CAIXA Assigned Rights, without CAIXA’s prior and express consent.

Paragraph Five - It is hereby covenanted that the monthly average amount of the Collected Values transiting in CAIXA Blocked Account in the three months immediately precedent to assessment by CAIXA in each quarter (hereinafter referred to as “Period”), to be made on March 31, June 30, September 30 and December 31 of each year shall total - and the CREDITED undertakes to adopt all measures required to total - the minimum value equivalent to seventy million Brazilian Reais (R$ 70,000,000.00) (hereinafter referred to as “Minimum Average Value”), calculated by the total value of the funds to be deposited at CAIXA Blocked Account during each Period, divided by three (3). In the event that, in a certain Period, the Minimum Average Value is not assessed by CAIXA, CAIXA and/or Planner (according to CAIXA’s instructions) shall deliver notice to the CREDITED, informing that the Minimum Average Value was not reached in the Period, from which the CREDITED may avail, at its sole discretion, up to the next Minimum Average Value Assessment, cumulatively or alternatively, of the following cure mechanisms: (i) to deposit the lacking amount in CAIXA Blocked Account; (ii) to deliver bank guarantee to CAIXA, issued by financial institution with acceptable risk rating to CAIXA, under terms and conditions satisfactory thereto, valid for at least one hundred and twenty (120)-day term, the main value of which shall be equivalent to the difference between the Minimum Average Value and the amount actually assessed; (iii) to deliver to CAIXA standby credit letter, issued by institution with risk rating acceptable to CAIXA, under satisfactory terms and conditions thereto, valid for at least one hundred and twenty (120)-day term, the main value of which shall be equivalent to the difference between the Minimum Average Value and the amount actually assessed; and/or (iv) to arrange other acceptable guarantees to CAIXA, in value equivalent to the difference between the Minimum Average Value and amount actually assessed. The CREDITED may cure the Minimum Average Value as many times as it is required. Exclusively in the hypothesis that the CREDITED fails to cure the Minimum Average Value, such event shall characterize an Event of Default, enabling the occurrence of an Event of Acceleration without any additional form or period for cure. The bank guarantees and/or standby credit letters, issued under this Clause, shall have the power to cure only and solely the default of the Minimum Average Value concerning a sole Period, not being possible the use of the same bank guarantee or standby credit letter, to cure the default of more than one Period. In the event that a cure is made for two subsequent Periods and in the event that bank guarantee letters and/or standby credit letters for cure of the second period are already in force, the CREDITED is hereby authorized to request to CAIXA the return to the financial institution issuing the original(s) of the bank guarantee letters and/or standby credit letters issued for cure of the first Period. Notwithstanding the provisions set forth in this Clause, CAIXA is hereby authorized to draw, in the occurrence of Event of Acceleration or in the hypothesis of an obligatory payment event, the amount available of the bank guarantee letters and/or standby credit letters which shall be issued to cure the Minimum Average Value in the most recent Period.

Paragraph Six - Without prejudice to the provisions set forth in the paragraph below, CAIXA, is hereby, legally identified as the only and sole holder, on a trust basis, of CAIXA Assigned Rights, whose condition shall last up to the complete compliance with all liabilities assumed by the CREDITED in the CCB, so that, in the event of its compliance by the CREDITED, as attested by CAIXA, the property transferred to CAIXA in security shall be settled, and CAIXA Assigned Rights shall return to be a sole property of the CREDITED, provided, however, that such CAIXA Assigned Rights exceeding and remaining, after the full payment of this CCB, shall remain subject to the charges provided for in the Deed of Assignment of Receivables, according to the provisions therein, for the benefit of the Financial Creditors.

Paragraph Seven - The CREDITED hereby declares that:

a)	it is authorized, under its bylaws and other corporate approvals obtained, to execute and comply with the provisions of this CCB;

b)	the execution and compliance with the liabilities of this CCB do not breach any provisions of its bylaws, as well as do not breach or violate any legal provision and regulation it is subject to;

c)
CAIXA Assigned Rights are free and clear from any charges, burdens, judicial or extrajudicial pending matters of any sort, including tax, doubts, debts and/or encumbrances of any nature, except for fiduciary transfer created under this CCB;

d)
there is no hindrance included in covenants the CREDITED is party to, which prohibits fiduciary transfer of CAIXA Assigned Rights / the execution of this CCB does not imply breach or acceleration of any other covenant the CREDITED is party to; and

e)	it was previously aware, on a clear and sufficient manner, of the attributions imposed thereto, and that agrees with all terms of the CCB.

Paragraph Eight - The CREDITED shall be liable for any and all losses caused to CAIXA arising out of misrepresentation or inaccuracy of statements and guarantees provided for herein.

Paragraph Nine - Upon assessed the occurrence of an Event of Default with respect to the liabilities assumed by the CREDITED in the CCB, in compliance with respective cure terms, as applicable, all values concerning CAIXA Assigned Rights shall be held by CAIXA at CAIXA Blocked Account and, in the case of an Event of Acceleration of the debt or hypothesis of obligatory payment acceleration under this CCB, they may be used in the amortization of said liabilities of the CREDITED, until its complete settlement, under the CCB, up to the Guaranteed Liabilities threshold.

Paragraph Ten - Provided that an Event of Acceleration concerning the debt occurs under this CCB, CAIXA may, regardless of any notice, cause immediate use of CAIXA Assigned Rights to meet the overdue Guaranteed Liabilities, upon judicial enforcement or amicable sale of CAIXA Assigned Rights, as applicable, or, in the case of Collected Values, simply apply them in the payment of the Guaranteed Liabilities, under the law and in compliance with the CCB terms, up to full compliance with the Guaranteed Liabilities. To such effect, CAIXA shall be entitled to immediately exercise on CAIXA Assigned Rights all powers assured thereto by the laws in force, under the CCB, and it may dispose of, collect, receive, make, sell, or assign including on a private manner, whether partially or as a whole, CAIXA Assigned Rights, under the terms and conditions CAIXA sees fit, give release and sign any documents or terms the most special they may be, required to the practice of the acts mentioned herein, regardless of any communication and/or additional authorization of the CREDITED. Every value exceeding the Guaranteed Liabilities shall be returned to the CREDITED.

Paragraph Eleven - The CREDITED hereby waives of any right or legal or contractual privilege which may affect the free and complete enforceability of the transfer of CAIXA Assigned Rights in the event of its judicial enforcement, in compliance with the terms and conditions provided for in this CCB.

Paragraph Twelve - Without prejudice to the provisions set forth in the CCB, and for the purposes of article 1.362 of the Brazilian Civil Code, of Law no. 9.514/97, as amended, and Law no. 4.728/65, as amended, the Guaranteed Liabilities may be summarized as follows:

a)	Estimated value of the principal of the debt: six hundred and forty million Brazilian Reais (R$ 640,000,000.00;

b)	Payment term and conditions: according to Clause Eight;

c)	Financial Burdens: according to Clause Three.

d)	Burdens for Default: interests on arrears: CDI plus 1% per month, accrued of 1% per year; and penal clause: 2% on the value due; and

e)	Penal Clause: 2% on the value due.

Paragraph Thirteen - The parties are aware and agree that the CREDITED does not have a receivable individualization system capable of identifying customers, values and invoices which shall be actually deposited at CAIXA Blocked Account, and, likewise, except if expressed otherwise in this CCB, does not assumed any liability of making such individualization.”

6. SPECIAL LIABILITIES - The Parties decide to insert the Sole Paragraph to Clause Eleven, which shall become effective with the following wording:

“SPECIAL LIABILITIES
CLAUSE ELEVEN
(...)
Sole Paragraph - For the purpose of confirmation of the compliance with the liabilities within the scope of the Support Agreement, by the Controlling Company, the CREDITED undertakes to submit to CAIXA, within the fifteen (15) business day term from respective event, the documents evidencing the capital increases or advances for future capital increases, as the case may be, on an irrevocable and unchangeable basis, to accounting account of “Net Equity” of the CREDITED, and, upon terminated the Reduced Amortization Period, the CREDITED must have confirmed to CAIXA the making of the contributions this Clause and the Support Agreement address to, of values in minimum amount, in Brazilian Reais, equivalents to two hundred and seventy million United States Dollars (US$ 270,000,000.00), including contributions made between August 2017 and January 31, 2018, and such two hundred and seventy million United States Dollars (US$ 270,000,000.00) include taxes applicable to internalization of such funds in Brazil, but shall be net of any bank fees or commissions paid for the purposes of such internationalization.”

7. INDEBTEDNESS ASSESSMENT - The Parties hereby decide to (i) amend the caput of Clause Twelve, (ii) amend the wording of the former Paragraphs One (caput) and Two, renumbered to Paragraph Two and Six, respectively, due to alterations implemented by this Sixth Amendment, (iii) as well as include new Paragraphs One, Three, Four and Five, which shall be in force with the following wording:

“CLAUSE TWELVE - The CREDITED shall confirm that the index obtained by the division of the Net Debt by EBITDA, upon assessment of the Test 1 and Test 2, defined below, cumulatively, does not exceed: 4.5 x on June 30, 2020 and 3.5 x from June 30, 2021, to be calculated under Paragraph Three below.

Paragraph One - The CREDITED shall deliver to CAIXA, from June 30, 2020 (including), statement of compliance with the index, according to Clause Twelve, under Exhibit II, along with (i) the half-year trial balances, not audited, ended on June 30, up to August 15 of each year and (ii) the financial statements ended on December 31, consolidated and audited, up to May 5 of the subsequent year.

Paragraph Two - For the purposes of assessment of the financial indexes included in this clause, to be calculated according to the accounting standards usually accepted in Brazil, and in compliance with the provisions set forth in Paragraph Three, below, the following definitions and criteria shall be adopted:

a) "Net Debt" means the value calculated on consolidated basis, on respective assessment date, determined according to the accounting principles usually accepted in Brazil, equal (a) to the sum of the Liabilities with the financial institutions, of the instruments and securities representing debt issued, and net balance of derivative operations (liabilities less assets of operations with derivatives); decreased (b) of availabilities (cash, banks, applications of immediate liquidity or short-term applications, instruments and securities issued thereby or by third parties, and public and private bonds of any nature) and (c) of the effects of the mark-to-market of the derivatives operations;

b) "EBITDA" means the operating profit of the CREDITED, in consolidated basis, with respect to the period of said Test, annualized if so permitted by the Test, added to the expenses of depreciation and amortization, all determined according to the accounting principles usually accepted in Brazil; and

c) “Liability(ies)” means the main value of the bonds and securities representing the debt, issued with the financial institutions registered in the consolidated balance sheet of the CREDITED on the measurement dates, all determined according to the accounting principles usually accepted in Brazil.

Paragraph Three - Within the terms set forth in Clause Twelve above, the CREDITED shall carry out the Tests for purposes of assessing the compliance with the liability provided for in Clause Twelve. Each Test shall consist of analysis of the CREDITED’s EBITDA for assessment of the compliance with the index established, complying also with the terms set forth in Paragraphs Four and Five below (hereinafter referred to as “Tests”):

a)	“Test 1”: test to be made taking into account the EBITDA of the last twelve (12) consecutive months from said assessment date; and

b)	“Test 2”: test to be made taking into account the annualized EBITDA of the last six (6) consecutive dates from said assessment date.

Paragraph Four -    For the purposes of the provisions set forth in this CCB and liabilities of the CREDITED within the scope of this CCB, Test 2 shall be solely made in the event that Test 1 fails to meet the indexes Clause Twelve addresses to, observing that said index shall be considered complied with in the event that Test 2 states said meeting, under Paragraph Five below.

Paragraph Five - Solely in the hypothesis of both Tests certify noncompliance with the liability set forth in Clause Twelve, a breach to this CCB shall occur, in that case, the provisions set forth in Paragraph Six below shall be complied with.

Paragraph Six - Should at a certain half-year the index fail to be reached, as attested in both Tests, under the terms above, the CREDITED may, at its sole discretion, use the following cure mechanisms: (i) actual entry of new funds, increasing the CREDITED’s cash availabilities, for the purposes of item (b) of the definition of the Net Debt, and any entry of funds through loan received from either Related Party shall comply with the subordination rule provided for in Clause Fourteen, and/or (ii) partial pre-payment of CAIXA indebtedness, according to Clause Eighteen, above, so as to adjust the Net Debt, and/or (iii) other alternatives considered acceptable by CAIXA, in value required to meet this liability, within a thirty (30)-day term from the date of delivery of the statement of compliance with this index.

8. OBLIGATORY ACCELERATION - The Parties decide to amend, in Clause Thirteen, subitems “b” and “d”, as well as include subitem “e”, which shall become effective with the following wording:

“OBLIGATORY ACCELERATION
CLAUSE THIRTEEN
(...)
b) performance of any kind of corporate restructuring, such as merger, takeover or split, except if the split is a partial one and does not exceed 10% of the net equity, without CAIXA’s prior consent, which shall not be denied without justification, except if inside the economic group or due to transaction in progress with AINMT Holdings AB, as noticed in press release of June 6, 2017, issued by NII Holdings, Inc. (hereinafter referred to as “Operation AINMT”);
(...)

d)
direct or indirect alteration in the Control of the CREDITED or any Controlled Company, without CAIXA’s prior consent and/or execution or assumption of liability (conditional or another form) by the CREDITED or its direct or indirect stockholders, to do it, except due to Operation AINMT, and in such hypothesis the following documents shall be sent to CAIXA in up to fifteen (15) days from the completion of Operation AINMT, a copy of the following documents of company AINMT Brazil Holdings B.V., as applicable and existing, under law applicable to said company: (i) Articles of Association or Bylaws along with amendments occurred in the latest 5 years; (ii) Appointment/Election act of the current Board or Minutes of the General Meeting of Election of the representatives, if so is the case; (iii) Balance sheets - BP of the 3 latest fiscal years ended, accompanied by: a) Income Statement for the Year (“DRE”); b) Statement of Changes in Stockholders’ Equity    (“DMPL”); c) Explanatory Notes; d) Cash Flow Statement (“DFC”), for companies with annual gross operating income equal or exceeding R$ 1 billion; (iv) Organization Chart of the Group; and (v) Shareholders’ Agreement;

e)
in the event of the sale of telecommunication towers and/or ‘sale leaseback’, during the Reduced Amortization Period, in annual accumulated amount exceeding twenty million United States Dollars (US$ 20,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by Information System of the Brazilian Central Bank (“SISBACEN”) of Banco Central do Brasil, twenty percent (20%) of the funds of said sale exceeding the value of twenty million United States Dollars (US$ 20,000,000.00) shall be allocated to amortization / anticipated settlement of the Financial Agreements, observing, however, the need to make the Extraordinary Payments to the Financial Creditors, on a proportional (pro rata) basis, and the outstanding funds shall be reinvested solely in the CREDITED’s businesses.

9. MINIMUM BALANCE LIABILITY - The Parties decide to alter the wording to Clause Fifteen, as well as include the Sole Paragraph, which shall become effective with the following wording:

“MINIMUM BALANCE
CLAUSE FIFTEEN - The CREDITED shall maintain in cash, in the last business day of each month, funds immediately available or in financial applications having a daily liquidity in this minimum value, in Brazilian Reais, equivalent to twenty million United States Dollars (US$ 20,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by SISBACEN of Banco Central do Brasil (hereinafter referred to as “Minimum Balance”), and shall confirm to CAIXA, through bank statements of the CREDITED’s checking account. For the purposes of compliance with this liability, the CREDITED shall deliver to Planner and CAIXA, within no more than a five (5)-day term upon the termination of each month, the bank statements required to confirm the Minimum Balance (hereinafter referred to as “Assessment Date”).

Sole Paragraph -    Should the Minimum Balance not be complied with, the CREDITED shall have a three (3) business day term for cure from the end of each Assessment Date. The CREDITED may cure the default upon statement of the deposit of the outstanding amount at a checking account maintained with any financial institution, other than CAIXA or BB, and provided that it is not an account assigned in trust to CDB, equivalent to the difference between the Minimum Balance required for such month and the amount actually assessed. The CREDITED cannot use the cure mechanism of the Minimum Balance more than two (2) times during the term of this CCB.”

10. ACCELERATION - The Parties hereby agree to amend Clause Twenty-One, which shall become effective with the following new wording:

“ACCELERATION
CLAUSE TWENTY-ONE - CAIXA may consider accelerated, under the law, the liabilities assumed in this CCB and demand the total debt represented herein, upon sending of a two (2) business days prior notice to the CREDITED with the debt statement (hereinafter referred to as “Event of Acceleration”), when it is imputed to the CREDITED the occurrence of either situation below (hereinafter referred to as “Events of Default”):

a)
noncompliance, by the CREDITED, with any liability having a pecuniary basis, assumed in this CCB and/or in the Guarantee Agreements, which is not cured within the one (1) business day term, from the original due date, except if expressly provided for in the CCB and/or in respective Guarantee Agreements other term and/or other forms to cure such default;

b)
noncompliance, by the CREDITED, with any non-pecuniary liability provided for in this CCB and/or in the Guarantee Agreements, not cured within the thirty (30) days term from the communication sent by CAIXA to such effect, except if expressly provided for in this CCB and/or in respective Guarantee Agreements other term and/or other forms to mitigate such default, considering that the thirty (30)-day term for cure provided for herein is not applicable to the Events of Default subject matter of this Clause Twenty-One indicating specific cure term or form;

c)	noncompliance, misrepresentation, inaccuracy, incorrectness or material omission imputable to the CREDITED, in any statement, warranty, information provided or in this

CCB, Guarantee Agreements or material document executed, provided or delivered by the CREDITED with respect to this credit operation, provided that not cured within a ten (10)-business day term;

d)
acceleration or default with any pecuniary liability of the CREDITED or any Brazilian Affiliate, excluding liabilities exclusively between the CREDITED and the GUARANTOR, in unit or added value, equal or exceeding twenty million Brazilian Reais (R$ 20,000,000.00) and which are not cured within the thirty (30)-day term, from the notice sent by CAIXA, except in the cases in which such liabilities are with payment stayed due to administrative or judicial decision or had been guaranteed in Court;

e)	acceleration of any other pecuniary liability of the CREDITED with CAIXA provided that not cured within the terms set forth in respective documents;

f)
notice of dishonor for negotiable instrument against the CREDITED in unit or added value, equal or exceeding ten million Brazilian Reais (R$ 10,000,000.00), (i) which is not cured within a thirty (30)-day term from the written notice sent by CAIXA, or (ii) which becomes a legal proceeding and is not with payment stayed through legal decision, or it is not guaranteed in Court;

g)
(i) voluntarily declared bankruptcy by the CREDITED and/or any Brazilian Affiliate; (ii) petition for bankruptcy of the CREDITED and/or any Brazilian Affiliate formed by third party and not suppressed within the legal term; (iii) bankruptcy decreed or liquidation of the CREDITED and/or any Brazilian Affiliate; (iv) ) filing for judicial or extrajudicial reorganization by the CREDITED and/or any Brazilian Affiliate;

h)	settlement, dissolution or extinction of the CREDITED;

i)
in the event that the CREDITED or any Brazilian Affiliate thereof is declared insolvent due to legal decision, or publicly or before CAIXA acknowledges, its impossibility in meeting its pecuniary liabilities or should such impossibility be evident, in both cases in global value exceeding R$ 10,000,000.00 (ten million Brazilian Reais);

j)
the CREDITED performs, a corporate capital reduction, redemption, amortization, refund, distribution of dividends, profits, interests on net equity, except in the hypothesis of distribution of profits and/or dividends provided that (1) the index Clause Twelve addresses to in lower than two point five (2.5), and (2) only during the Reduced Amortization Period, are always limited to no more than twenty-five percent (25%) of the profit of said period;

k)
disposal of by the CREDITED, in the individual or aggregate, of any of either good or assets, without the prior and express written consent by CAIXA, except, in the case of, (i) anticipation of income with credit card revenues, (ii) sale of overdue receivables, (iii) sale of goods in the ordinary course of business, (iv) transfer of obsolete assets or low value added movable assets; (v) transfers in the context of exchange for similar assets having equal or exceeding value, within the terms of the Fiduciary Assignment of Assets, as such term is defined below; and (vi) sale of towers in the modality ‘sale leaseback’, on a sole operation or along with several operations, in exceeding value, in Brazilian Reais, equivalent to seventy-five million United States Dollars (US$ 75,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by SISBACEN of Banco Central do Brasil, in this case, subject to prior approval by CAIXA, which shall be pronounced within a forty-five (45)-day term from the formulation of such questioning upon written notice, provided that the receipt of such notice by CAIXA is confirmed, and CAIXA’s fail to pronounce shall not imply its tacit approval;

l)
payment, by the CREDITED or any Brazilian Affiliate, of any liability, before the complete settlement of all liabilities of this CCB, to the Related Parties, including in the hypothesis of bankruptcy, liquidation or dissolution of the CREDITED, except any payments between the CREDITED and the GUARANTOR;

m)
in the event that the additional indebtedness of the CREDITED, incurred with financial institutions upon February 13, 2015, arising out of regular course of business, exceeds, in Brazilian Reais, the equivalent to fifty million United States Dollars (US$ 50,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by SISBACEN of Banco Central do Brasil. This subitem shall not cease to be an hypothesis of Event of Acceleration of this CCB from the dates in which the CREDITED shall meet the financial indexes included in subitem “v” of this Clause Twenty-One, as well as Clause Twelve;

n)
granting and/or creation, by the CREDITED or any Brazilian Affiliate, of any charges or encumbrance or security interest, or personal securities, in favor of third parties (including its Affiliates and direct or indirect controlling company), except (i) those created under this CCB or prior to February 13, 2015, all identified in Exhibit 21 (n)(1); and/or (ii) by (a) granting of collateral or personal securities and/or guarantees attached to bank guarantee, in all events granted in favor of creditors of the CREDITED which are not financial institutions, in its ordinary course of business, limited to the global value, individual or added, of ten million Brazilian Reais (R$ 10,000,000.00); (b) grant of collateral as counter guarantee in insurance taking and insurance guarantee in general; (c) granting of collateral as counter guarantee in new bank guarantee for judicial guarantee or making of new court deposit limited, in the case of guarantees granted under this item (c) to the global value of three hundred and ten million Brazilian Reais (R$ 310,000,000.00), except granting of guarantees or making new court deposits concerning administrative or judicial procedures (1) addressing taxes levied on values concerning monthly signature without deductibles of minutes, hypothesis in which said guarantees or new deposits may be provided / carried out without global value limit; (2) in which the CREDITED appears as party plaintiff, and is questioning the validity of the collection of debits against the CREDITED hypothesis in which the guarantees or new deposits may be provided / carried out up to the total added value of the guarantees subject matter of the debits in dispute reaches an amount, not to exceed three hundred million Brazilian Reais (R$ 300,000,000.00), and with respect to the administrative and/or judicial procedures concerning the collection of the Business Concern Control Fee (“TFE”) shall be observed an additional limit in the amount of up to fifty million Brazilian Reais (R$ 50,000,000.00), without prejudice to the use of the general limit described in this item (c) for any case of guarantees and/or court deposits, should this limit be extrapolated; (d) granting of collateral or personal guarantee in sites or real estate lease agreements; (e) granting of collateral or personal guarantee in collocation agreements (i.e. agreements with other operators for installment of equipment in towers); (f) financings granted by the Brazilian National Agency for Telecommunications (“ANATEL”), including its renewals; (g) guarantee in favor of ANATEL; and (h) collaterals granted as counter guarantee for issue of new performance bonds in favor of ANATEL, in that case, subject to CAIXA’s prior approval, which shall have to be pronounced within a forty-five (45)-day term from such questioning formulated upon written notice, provided that the receipt of such notice by CAIXA is confirmed, and it is certain that the failure to pronounce by CAIXA does not imply tacit approval; and/or (iii) the concession of credit card incomes for obtainment of new indebtedness, in compliance with the limits set forth in subitem m) of this Clause Twenty. The CREDITED hereby declares, for the purposes of this CCB, that Exhibit 21(n)(2) contains the totality of operations with collaterals;

o)	the failure to use the funds for the purpose informed in Clause Seven;

p)
execution of any guarantee provided to any creditor of the CREDITED or any Brazilian Affiliate in value, equal or exceeding, twenty million Brazilian Reais (R$ 20,000,000.00), and provided that it is not cured within a ten (10)-day term, from the notice sent by CAIXA, except in the cases in which such execution is stayed due to administrative or judicial decision;

q)	noncompliance with the Minimum Average Value for one (1) Period, in compliance with the terms of Clause Fifteen, Paragraph Five of this CCB;

r)	noncompliance with the liabilities related to the Minimum Average Collection as set forth in the Deed of Assignment of Receivables, in compliance with said terms of cure indicated therein;

s)
publishing of regulatory act whose effects have not been suspended within the legal time limits, when applicable, which (i) adversely affect the CREDITED’s capacity to honor its liabilities before CAIXA; or (ii) make unfeasible the CREDITED’s activities or a significant part thereof, or in any way, impact, adversely , the financial situation (in both cases, understood as activities answering for ten percent (10%) or more of the annual turnover of the CREDITED); or (iii) result in application of final and unappealable fine, sanction or penalty impacting the financial situation of the CREDITED and/or its Brazilian Affiliates in value equal or exceeding one hundred million Brazilian Reais (R$ 100,000,000.00) in a same fiscal year;

t)
(i) adoption of policy, by the CREDITED implying race or gender discrimination or moral or sexual harassment, (ii) the confirmation through sentence transited in rem judicatam or final sanctioning administrative decision, issued by relevant authority or body, (I) that the CREDITED’s activities generate damages to the environment, or (II) that the CREDITED

(a) makes use of labor in situation analogue to slave condition, as provided for in Interministerial Ruling no. 2, of May 12, 2011, (b) uses child labor on a non-regulated manner, (c) exploits prostitution or (d) exercises illegal activities, being included or not in the Employers’ Record;

u)
relay, cancelation or stay of the authorization obtained with ANATEL for exploitation of the fourth generation frequency (4G/LTE technology), of the third generation (3G technology) and GSM without CAIXA’s prior consent, which cannot be unjustifiably denied;

v)
should the index obtained by the division of the Net Debt by EBITDA, after Test 1 and Test 2 confirmation, on a cumulative basis, exceeds: 4.5 x on June 30, 2020 and 3.5 from June 30, 2021, to be calculated under Clause Twelve, and provided that not cured under said clause, as well as the use of the mechanisms of cure subject matter of Clause Twelve, Paragraph Six, more than twice, consecutively or not;

w)
should the CREDITED fail to maintain the Minimum Balance on the Assessment Dates, or use mechanisms of cure for recomposition of the Minimum Balance, Clause Fifteen addresses to above, for more than two times, consecutively or not;

x)	failure to comply with the subordination liability provided for in Clause Fourteen of this CCB;

y)
transfer or assignment to third parties, in all events, whether partially or as a whole, of the rights and liabilities arising out of this CCB, whether partially or as a whole, without CAIXA’s prior and express consent;

z)
failure to make the registration(s) in notary’s offices, provided for in this CCB, within the twenty (20)-day term, from the signature of this document, whether for act of will or even for any other legal or conventional hindrance;

aa)
nonexistence of balance, in any account owned by the CREDITED which meets the payment of the commitments assumed through this CCB in respective Payment Dates and which are not cured within a one (1)business day term;

ab)
noncompliance with any liability set forth in Clause Ten, Paragraph Four, of this document and/or terms and conditions, including cure conditions, provided for in the Deed of Assignment of Receivables.

ac)
(i) alteration and/or termination of the Support Agreement, without CAIXA’s prior and express consent; (ii) noncompliance with any liability within the scope of the Support Agreement, not cured in respective cure term or ten (10) business days, whichever bigger; or (iii) in the event that the CREDITED ceases to require the compliance with the liabilities of Nextel Entities under the Support Agreement, for any reason, in two (2) business days from any noncompliance, and CAIXA shall not be obliged to give notice or communicate in any way the CREDITED on such noncompliance;

ad)	noncompliance with the liabilities of the CCB Extraordinary Payment, as provided for in Clause Eight, Paragraph Two, Three and Four; and

ae)
should: (i) the CREDITED alter and/or in any form change the receipt flow of its income currently directed to CAIXA, being deposited in blocked accounts or not, or (ii) the incomes currently directed to CAIXA are, for any reason, transferred by relevant collecting agents in form other than the one provided for in the collection agreements currently existing, provided that the procedure agreed on this date in not reestablished and that the whole amount improperly redirected has not been completed refunded to CAIXA’s receipt flow in up to three (3) business days.

Paragraph One - Also for the purposes of this CCB, it is defined:

“Affiliate” of any Person means another Person which, directly or not, through one or more intermediaries, Controls, is Controlled, or in under common Control with the first Person. In addition, in the case of a Person which is an investment fund or whose Controlling stockholder is an investment fund, shall also be considered an “Affiliate”: (i) the manager or quotaholder or Affiliate of the manager or quotaholder of this investment fund, (ii) other investment fund administered or managed by the manager or quotaholder or an Affiliate of the manager or quotaholder of this investment fund, and (iii) any Person which is, directly or not, Controlled, or is under common Control of this investment fund, whether individually or collectively with another Affiliate, or any other Person exposed above.

“Brazilian Affiliate” means with respect to any Person an Affiliate domiciled in Brazil.

“Control” (including its related meaning) means, according to Article 116 of the Law no. 6.404, of 12.15.1976, (a) the power to elect the majority of the board of directors, or comparable body, of the controlled Person or, in another way, conduct the businesses or policies of this Person (through agreement or in any other way), and (b) the direct or indirect possession of the rights granting to the Controlling Person the majority of votes at the stockholders’ general meeting or comparable meeting, of the Controlled Person.

“Related Party” of any Person specified, shall have the meaning described in the Deliberation no. 642 of October 7, 2010 issued by the Brazilian Securities and Exchange Commission (“CVM”), and shall also include, at measure it is not repeated, (i) any Affiliate of this Person, (ii) any director, officer, quotaholder, stockholder, employee or manager of this Person or Affiliate of this Person, (iii) any spouse, former spouse, ancestor, descendant or relative up to second degree of this Person, an Affiliate of this Person or any director, officer, quotaholder, stockholder employee or manager of this Person or Affiliate of this Person, and (iv) any Affiliate of the persons mentioned above.

“Person” means any governmental entity or any natural person, firm, partnership, company, private limited company, joint venture, association, investment funds, fiduciary agent, unincorporated association, or another organization, whether legal entity or not.

Paragraph Two - In the event of acceleration of this CCB, for any of the reasons provided for in the law or in this CCB, the CREDITED is in charge of payment of the whole debit, according to statement to be sent by CAIXA at the time with the due value, to be caused under this CCB, unless CAIXA does not agree in maintaining the agreement.”

11. ASSIGNMENT - The Parties hereby decide to amend Clause Thirty, which shall become effective with the following wording:

“ASSIGNMENT
CLAUSE THIRTY - This CCB may be subject matter of assignment or endorsement by CAIXA, upon a ten (10) business day prior notice to the CREDITED, under the civil and commercial laws, and there is no need for the assignee/endorsee to be a financial institution or entity compared to

it. For as long as an Event of Default does not occur, the assignment mentioned on this Clause to competitor of the CREDITED and/or entity belonging to group exploiting, directly or not, the activity of telecommunication towers lease is prohibited.”

12. FORMALIZATION - CAIXA, the CREDITED and the GUARANTOR expressly agree to the terms of this Sixth Amendment which has consolidated all provisions in the CCB.

13. RECORD - The CREDITED shall make the registration in the Registry of Deeds and Document of the Judicial District of São Paulo, Capital City and Judicial District of Brasília, Brazilian Federal District, the Sixth Amendment, and shall deliver to CAIXA a signed and registered copy within a twenty (20)-day term from this date. The CREDITED shall bear the expenses concerning said registration, and hereby, authorizes the debit in the Free Operation Account.

14. AMENDMENT AND CONSOLIDATION - CAIXA, the CREDITED and the GUARANTOR, declaring not to be the intention to novate, hereby resolve to amend the CCB as well as to consolidate all its terms, clauses and conditions, including with respect to the collaterals and personal guarantees created in the CCB in the First Amendment, forming a sole and indivisible whole, and the clauses are automatically renumbered and mutual references between clauses, subitems and items are altered, as below.

São Paulo, October 31, 2017.

CREDITOR
CAIXA ECONÔMICA FEDERAL

Signature ____________________________ Countersignature_________

Signature ____________________________ Countersignature_________

CREDITED:
NEXTEL TELECOMUNICAÇÕES LTDA
CNPJ/MF: 66.970.229/0001-67

__________ Countersignature	_____________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF¹ no.	__________ Countersignature	_____________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.
¹ Individual Taxpayer Registration with the Ministry of Finance (“CPF”)

GUARANTOR:
NEXTEL PARTICIPAÇÕES LTDA
CNPJ/MF: 00.169.369/0001-22

__________ Countersignature	_____________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.	__________ Countersignature	_____________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.

Consolidation of the Bank Credit Bill
no. 21.3150.777.0000001-97

PREAMBLE:

CREDITOR:
CAIXA ECONÔMICA FEDERAL, financial institution under the form of a public company, created under Decree-Law no. 759 as of August 12, 1969, linked to the Ministry of Finance, being governed by the Bylaws in force on the date when this agreement was entered into, hereinafter referred to as CAIXA or CREDITOR, with principal place of business at Setor Bancário Sul, Quadra 4, Lot 3/4, in Brasília, Federal District, CNPJ no. 00.360.305/0001-04, hereby represented by Superintendência Grandes Empresas Infraestrutura de São Paulo, located at Avenida Paulista no. 1.842 , Torre Sul, 2º andar, in the city of São Paulo, State of São Paulo.
CNPJ/MF: 00.360.305/4954-0.

DRAWER / CREDITED: NEXTEL TELECOMUNICAÇÕES LTDA.
Address: Av. das Nações Unidas, 14.171, 27º andar, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo
CNPJ: 66.970.229/0001-67

GUARANTOR: NEXTEL PARTICIPAÇÕES LTDA.

Address: Avenida das Nações Unidas, 14.171, 26º andar, sala A, Condomínio Rochavera Corporate Towers, Crystal Tower, Vila Gertrudes, CEP 04794-000, city of São Paulo, State of São Paulo
CNPJ: 00.169.369/0001-22

CREDIT CHARACTERISTICS:

1 - Number of the CCB: 21.3150.777.0000001-97	2 - Final maturity on: March 01, 2026

3 - Total Credit Value (hereinafter referred to as “Principal”): Six hundred and forty million Brazilian Reais (R$ 640,000,000.00)

4 - Types of Operation Investments - CDI - Post 777 - Company Special Credit - Big Corporations

5 - Financial Burdens:
a) during the Reduced Amortization Period, one hundred and twenty-seven percent (127%) per year of the CDI, of one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados; and
b) during the Regular Amortization Period, one hundred and thirty-nine point fifty-four percent (139.54%) of the CDI, for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados, daily capitalized, in all cases calculated according to Clause Three.

6 - Amortization and Payment Term and System:
Term: March 01, 2026
Financial Burdens’ Payment Dates: The Financial Burdens, calculated per business days, shall be monthly debited from the Free Operation Account and payment shall be required on each Burden Payment Date, every 31st day of each month and, when not applicable on the 1st business day upon the end of each month, according to Clause three, Clause Eight and Exhibit I.
Payment Dates of the Principal: According to Clause Eight and Exhibit I.

7 - Not Free Operation Account:

Branch 3150	Op. 003	Account 180	DV 4

8 - Free Operation Account:

Branch 3150	Op. 003	Account 1859	DV 6

9 - Payment Market Place: São Paulo, SP

10 - Guarantor:

Guarantor	CNPJ
Nextel Participações Ltda.	00.169.369/0001-22

11 - Guarantees:

Guarantee	Minimum Value
Aval da Nextel Participações Ltda.	100% of the value due to Caixa under this Bill
Fiduciary Transfer of Credit Rights on Collection Agreement CAIXA (“SICAP”)	According to Clause Ten, Paragraph Three
Deed of Assignment of Receivables and Collateral Account	According to Clause Ten
Asset Fiduciary Assignment Agreement	According to Clause Ten
Real Estate Mortgage	According to Clause Ten
Bank Accounts Management Service Agreement	According to Clause Ten

Paragraph One - On the Payment Dates included in the time schedule of Exhibit I, under Clauses Two, Three and Eight, with the last installment to be due on March 01, 2026, in currency of the Country, in this city, I, CREDITED, as CREDITED, and/or, I, GUARANTOR, shall pay to CAIXA or to its order, through this CCB which along with the statements of checking account and/or calculation chart is acknowledged as instrument representing a clearly legal, net and payable debt, arising out of the use of the funds made available to the CREDITED and accruals of Financial Burdens, fines, monetary restatement, interests and possible other charges including on arrears, covenanted in this CCB.

Paragraph Two - The debt represented by this CCB comprises the monthly amortization values, as informed in Field 6 of this CCB, with respective Financial Burdens, assessed taking into account the actual monthly interest rate on each monthly installment, as informed in Field 6 of this CCB, and the statement of the operation or chart, complementing this CCB, shall express the values and respective percentages of Financial Burdens, under Law no. 10.931 of 08/02/2004, and other laws in force.

VALUE / OBJECT
CLAUSE ONE - CAIXA grants and the CREDITED accepts a loan in the full value mentioned in Field 3 of this CCB, which shall be refunded at the proper times and conditions fixed in this CCB, upon payment in Branch originating the operation or where CAIXA inform, provided that duly informed with at least a three (3) business day term.

Paragraph One - The funds mentioned in the caput of this Clause shall be used in the advanced payment of the Granting License for authorization of use of radiofrequencies associated to the authorization for exploitation of the personal mobile service (H and M Band licenses acquired by the subsidiary Nextel Serviços de Telecomunicações Ltda. (“NSTL”)) issued by Brazilian National Agency for Telecommunications (“ANATEL”).

Paragraph Two - In compliance with Clause Six below, the making available of the credit for use by the CREDITED, upon transfer of funds to Free Operation Account, is subject to prior and actual creation of guarantee covenanted through signature of the GUARANTOR, as well as registration of this document with the Registry of Deeds and Documents of the City of São Paulo.

Paragraph Three - CAIXA is aware that the authorization for exploitation of the activities of the technologies 3G and GSM, as the case may be, as issued by the Brazilian National Agency for Telecommunications (“ANATEL”), is owned by NSTL, and NSTL shall be merged into CREDITED, what hereby covenants and agrees.

TERM
CLAUSE TWO - This CCB is executed for the term informed in the Credit Characteristics of this CCB, in compliance with the payment and amortization time schedule, included in Exhibit I to this CCB.

BURDENS
CLAUSE THREE - On the outstanding balances assessed in the Free Operation Account, arising out of the entry of the value of the Principal, as well as amounts arising out thereof, due as ancillaries, rates and expenses, Financial Burdens shall be charged, equivalent to:

a) during the Reduced Amortization Period, one hundred and twenty-seven percent (127%) per year of the average rate of the Interbank Deposit Certificates (“CDI”), for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados; and

b) during the Regular Amortization Period, one hundred and thirty-nine point fifty-four percent (139.54%) of the CDI, for one day, extra group, based on 252 business days, daily disclosed by CETIP S.A. - Mercados Organizados, daily capitalized.

Paragraph One - The daily average rate of the Interbank Deposit Certificate (“CDI”) used in the restatement of the outstanding balance is the one positioned in the second business day after the date of application of the restatement.

Paragraph Two - Upon extinction of CDI CETIP index, CAIXA shall automatically use on its place the one to be determined by the relevant authorities. In the lack of legal or regulatory determination, it shall be used the compensation basis being practiced at the credit operations of the commercial banks in the financial market.

Paragraph Three - Said Financial Burdens, calculated per business days, shall be monthly debited from the Free Operation Account and their full payment shall be monthly required on the corresponding Burdens’ Payment Date, according to definition in Field 6 of Clause Eight, below, on the monthly due date of the installments. For the purposes of this CCB, the Free Operation Account is managed by CAIXA for purposes of demonstration of the values due by the CREDITED, in compliance with the debits and credits corresponding to the accounting entries related to the operations made under this CCB.

Paragraph Four - In the cases of payment, extraordinary amortization or advanced liquidation in times other than those informed in Clause Two pro rata application shall be made per business day, and a three (3) business day prior written notice shall be given to CAIXA.

TAX ON FINANCIAL OPERATIONS (“IOF”)
CLAUSE FOUR - It shall be charges Tax on Financial Operations (“IOF”) over the value mentioned in Field 3, calculated in compliance with the tax rates and value of the calculation basis according to the laws in force.

FEES
CLAUSE FIVE - An Operation Customization Fee is due, and the payment of which by the CREDITED is made on the date of contracting, in the amount of three million, eight hundred and forty thousand Brazilian Reais (R$ 3,840,000.00), to be paid upon clearance of the Principal under Clause Six below.

CREDIT CLEARANCE
CLAUSE SIX - The net value, discounted the Operation Customization Fee and IOF, shall be credited in the Not Free Operation Account mentioned in field 7, on this date.

Sole Paragraph - CAIXA hereby, on an irrevocable and unchangeable basis, undertakes to transfer the net value of the Principal to the Free Operation Account, mentioned in field 8 as soon as it is confirmed the registration of this Bill with the Registry for Deeds and Documents of the City of São Paulo, along with its exhibits, in relevant Registry for Deeds and Documents.

CLEARANCE AND CONFIRMATION OF THE USE OF THE FUNDS
CLAUSE SEVEN - The CREDITED undertakes to confirm the accurate use of the funds, confirming that the expenditures were made as provided for in Clause One of this CCB.

PAYMENT FORM
CLAUSE EIGHT - Without prejudice to the due date established above and liabilities provided for in the other Clauses, the CREDITED undertakes to pay to CAIXA the values concerning this CCB, as follows:

a)    the Principal shall be paid in installments, with due dates and nominal values described in the payment time schedule included in Exhibit I to this CCB, in compliance, also, with the following: (i) the first forty-eight (48) months from January 31, 2018 shall be considered, for the purposes of this CCB, the “Reduced Amortization Period”; (ii) the fifty (50)-month term subsequent to the Reduced Amortization Period shall be considered, for the purposes of this CCB, the “Regular Amortization Period”;

b)    the Financial Burdens, due on the Burdens’ Payment Dates, according to Field 6 of the Preamble of this CCB and Clause Three, and all pecuniary liabilities arising out of this CCB shall be settled with the last installment of the Principal, according to time schedule in Exhibit I.

Paragraph One - Any receipt of installments beyond covenanted terms shall be mere tolerance, which shall not affect, in any way, their due dates or other Clauses and conditions of this Bill, nor shall imply novation or change of the covenants, including as for burdens arising out of arrears. As form and means for the actual payment of debt arising out of this CCB, the CREDITED hereby authorizes CAIXA to debit from the Free Operation Account mentioned in Field 8, on respective Payment Dates, on an irrevocable and unchangeable basis, sufficient and payable values for each of them, as applicable.

Paragraph Two - Without prejudice to the provisions set forth above, for determining the payment form, the following documents shall also be considered:

(a)
Bank Credit Bill no. 307.001.181, issued by the CREDITED, on 10/31/2012, in favor of Banco do Brasil S.A. (“BB”), in the original value of four hundred million Brazilian Reais (R$ 400,000,000.00) (as amended, hereinafter referred to as “CCB BB”);

(b)	Credit Agreement dated April 20, 2012, without taking the “Sinosure Insurance”, executed by the CREDITED and China Development Bank (hereinafter referred to as “CDB” and,

collectively with BB, hereinafter referred to as, “Financial Creditors”), in the original value of two hundred and fifty million United States Dollars (US$ 250,000,000.00) (as amended, hereinafter referred to as “CDB non Sinosure”); and

(c)
Credit Agreement dated April 20, 2012, taking the “Sinosure Insurance”, executed by the CREDITED and CDB, in the original value of two hundred and fifty million United States Dollars (US$ 250,000,000.00) (as amended, hereinafter referred to as “CDB Sinosure”, and collectively with CCB BB, and CDB non Sinosure, hereinafter referred to as “Financial Agreements” and, each individually referred to as, “Financial Agreement”) (CDB non Sinosure and CDB Sinosure Agreement, hereinafter referred to as “CDB Agreements”).

Paragraph Three - Except with respect to the payment as bank commission and costs and/or fee concerning renegotiation of the CDB Agreements so as to match them to the CDB’s Terms and Conditions, as such term is defined below, any extraordinary payment within the scope of any Financial Agreement, for whatever reason, including as a consequence of alteration of periodicity, due dates or amounts due according to time schedules provided (hereinafter referred to as “Extraordinary Payments to the Financial Creditors”), shall oblige the CREDITED to make the proportional extraordinary payment to CAIXA within no more than ten (10) business days (hereinafter referred to as “CCB Extraordinary Payment”) from the date of the event of respective Extraordinary Payment to either Financial Creditor.

Paragraph Four - Except in the event described in Paragraph Five below, the value of the CCB Extraordinary Payment shall be calculated through application of Extraordinary Payment Percentage, over the CCB’s Outstanding Balance at the time, being, for purpose of this CCB, “Extraordinary Payment Percentage” the percentage of amortization of principal, payment of interests, commissions and/or any other value made within the scope of the Extraordinary Payment to the Financial Creditors, calculated based on the actual value of the Extraordinary Payment to the Financial Creditors, divided by the outstanding balance on date immediately precedent to the Extraordinary Payment to the Financial Creditors made, with respect to respective Financial Agreement. For clarification purposes, in the event of Extraordinary Payment to the Financial Creditors made in favor of more than one Financial Creditor, it shall be considered, for the purpose of this CCB, the highest value paid within the scope of any Financial Agreement, without calculation duplication.

Paragraph Five - In the event of any CCB Extraordinary Payment, a reduction in the totality of the payable installments of the Principal or Financial Burdens shall automatically occur, as the case may be, proportionally, and the other terms and conditions, including payments, established in the caput of this Clause Eight, above, shall be maintained. In the hypothesis of the CCB Extraordinary Payment to occur with respect to the Principal, the Parties shall amend the CCB so as to update the terms of Exhibit I, as the case may be, for legal purposes. In the event that the CCB Extraordinary Payment addresses any additional compensation to the Financial Creditors in comparison to the one provided for in the CDB’s Terms and Conditions, such Extraordinary Payment shall also be proportionally made to CAIXA as additional value, without any alteration to the Outstanding Balance.

Paragraph Six - Without prejudice to the provisions set forth in this Clause Eight, if at any time, any Financial Agreement has provisions, which, at CAIXA’s sole discretion, are more beneficial to the holders or creditors of said documents in comparison to the terms of this CCB or Guarantee Agreements, then CAIXA shall have the right to demand the execution of an amendment to this CCB or Guarantee Agreements, as applicable, so that such more favorable provisions are extended, mutatis mutandis, to CAIXA, except with respect to the provisions currently in force, provided for in the CDB Agreements and respective guarantees, and/or to be provided in the documents and amendments meeting the CDB Terms and Conditions, including by the granting, by NII Luxembourg, of parent guarantee, in substitution for the parent guarantee originally granted by NII Holdings, Inc. in favor of the CDB, under CDB Terms and Conditions.

Paragraph Seven - In the hypothesis that any Payment Date is not a business day, respective payment shall be due on the 1st subsequent business day. For the purpose of the provisions set forth in this CCB, it is understood as business day, Monday to Friday, except for national holydays or days when, for any reason, banks are not open or the financial market is not operational where the CREDITED is headquartered.

Paragraph Eight - The CREDITED hereby authorizes CAIXA, regardless of prior notice, to use the balance deposited in any account maintained thereby, with any branch of CAIXA, as well as others that shall perchance be opened, for settlement or partial amortization of debit assessed based on this CCB (including for purpose of Extraordinary Payment to the Financial Creditors), in the hypothesis that the payment is not made as provided for in the caput of this Clause Eight.

Paragraph Nine - Monthly installments calculated according to the Constant Amortization System - SAC shall be due in compliance with the provisions in Clause Two, and burdens according to Clause Three.

GUARANTEES
CLAUSE NINE - Appear in this CCB, as GUARANTOR, the company NEXTEL PARTICIPAÇÕES LTDA., CNPJ 00.169.369/0001-22, hereinafter referred to as GUARANTOR.

Sole Paragraph - The GUARANTOR signs this CCB, as co-debtor with the CREDITED, and undertakes before CAIXA, on an irrevocable and unchangeable basis, within the scope of the payment of any and all value due to CAIXA under this CCB.

CLAUSE TEN - CREATION OF COLLATERAL - So as to assure the compliance with the liabilities assumed in the CCB (hereinafter referred to as “Guaranteed Liabilities”), the CREDITED cumulatively creates the following guarantees: (i) Fiduciary Transfer of Receivables, Rights, and Bank Accounts in Security, under the Deed of Assignment of Receivables, Rights, and Bank Accounts executed by and between the CREDITED, CAIXA, BANCO DO BRASIL S.A. (“BB”), CHINA DEVELOPMENT BANK (“CDB”) and Planner Trustee Distribuidora de Títulos e Valores Mobiliários Ltda. (“Planner”) (hereinafter referred to as “Deed of Assignment of Receivables”); (ii) Assets and Equipment Assignment, under the Asset Fiduciary Assignment Agreement executed by and between the CREDITED, CAIXA and BB (hereinafter referred to as “Fiduciary Assignment of Assets”); (iii) the Real Estate Mortgages, under the Real Estate Mortgage Deeds, in the event that the CREDITED and BB shall exercise the option for its creation (“Real Estate Mortgage”); and (iv) Accounts Management, under the Bank Accounts Management Service Agreement executed by and between the CREDITED, CAIXA, BB, CDB and Planner (hereinafter referred to as “Bank Account Management Agreement” and, collectively with the Deed of Assignment of Receivables, the Fiduciary Assignment of Assets and the Real Estate Mortgage, hereinafter referred to as “Guarantee Agreements”).

Paragraph One - For the purpose of the fiduciary transfer already created, the CREDITED assigns and transfer, in trust, to CAIXA, on an irrevocable and unchangeable basis, hereby and under the law, under § 3 of Article 66-B of Law no. 4.728/65, with wording given by Law no. 10.931/04, of Articles 18 to 20 of Law no. 9.514/97, and Decree-Law no. 911/69 and later alterations, and to the extent applicable of Articles 1.361 et seq. of the Civil Code (collectively referred to as “CAIXA

Assigned Rights”), (a) the ownership, fiduciary interest and direct and indirect possession of all credit rights on the receivables, present and future, arising out of the provision of telecommunications services by CREDITED to its customers, comprising all income arising out of the values received in such respect, which are collected by the CAIXA (hereinafter referred to as “CAIXA Receivables”), under Collection Agreement (as defined below), as well as on (b) the funds deposited or maintained in the CAIXA Blocked Account and (c) on CAIXA Blocked Account.

Paragraph Two - The values concerning the CAIXA Receivables are received by CAIXA through collection of non-compensatory pay forms and automatic debit, according to Collection Covenant, executed by and between the CREDITED and CAIXA (no. 400089) (hereinafter referred to as “Collection Agreement”).

Paragraph Three - The values daily received within the scope of the Collection Agreement (hereinafter referred to as “Collected Values”), representing a portion of the CAIXA Receivables and any other credits shall be credited in the account no. 180-4, Branch no. 3150, Operation 003, to be solely operated by CAIXA, tied to the settlement of the Guaranteed Liabilities (the Account Not Free for Operation, also designated “CAIXA Blocked Account”), the balance of which and values daily credited therein are also hereby assigned, in trust, by the CREDITED to CAIXA, being incorporated, for all effects, into CAIXA Assigned Rights, under the caput of this Clause. Likewise, under the Deed of Assignment of Receivables, the values arising out of the Receivables Account (as defined in the Deed of Assignment of Receivables), matching the percentage of the Receivables attributable to CAIXA (as such term is defined in the Deed of Assignment of Receivables), which shall be deposited in the CAIXA Blocked Account, shall be part of the definition of Collected Values and shall be computed for the purposes of assessment of the Minimum Average Value, as defined in Paragraph Five below.

Paragraph Four - The CREDITED undertakes, on an irrevocable and unchangeable basis, (i) not to take measures aiming at receiving directly any amount concerning CAIXA Receivables; (ii) not to materially alter the procedures and collection forms of CAIXA Receivables currently in force, as well as take any measure, or fail to take any measure, when applicable, aiming at or having as consequence reducing the collection of CAIXA Receivables by CAIXA, until full satisfaction of the liabilities of the CREDITED provided for in the CCB; (iii) during the effectiveness of the CCB, to maintain in force the Collection Agreement; and (iv) not to assign, dispose of, transfer, sell, charge, create escrow, pledge or encumbrance, or otherwise negotiate CAIXA Assigned Rights, without CAIXA’s prior and express consent.

Paragraph Five - It is hereby covenanted that the monthly average amount of the Collected Values transiting in CAIXA Blocked Account in the three months immediately precedent to assessment by CAIXA in each quarter (hereinafter referred to as “Period”), to be made on March 31, June 30, September 30 and December 31 of each year shall total - and the CREDITED undertakes to adopt all measures required to total - the minimum value equivalent to seventy million Brazilian Reais (R$ 70,000,000.00) (hereinafter referred to as “Minimum Average Value”), calculated by the total value of the funds to be deposited at CAIXA Blocked Account during each Period, divided by three (3). In the event that, in a certain Period, the Minimum Average Value is not assessed by CAIXA, CAIXA and/or Planner (according to CAIXA’s instructions) shall deliver notice to the CREDITED, informing that the Minimum Average Value was not reached in the Period, from which the CREDITED may avail, at its sole discretion, up to the next Minimum Average Value Assessment, cumulatively or alternatively, of the following cure mechanisms: (i) to deposit the lacking amount in CAIXA Blocked Account; (ii) to deliver bank guarantee to CAIXA, issued by financial institution with acceptable risk rating to CAIXA, under terms and conditions satisfactory thereto, valid for at least one hundred and twenty (120)-day term, the main value of which shall be equivalent to the difference between the Minimum Average Value and the amount actually assessed; (iii) to deliver to CAIXA standby credit letter, issued by institution with risk rating acceptable to CAIXA, under satisfactory terms and conditions thereto, valid for at least one hundred and twenty (120)-day term, the main value of which shall be equivalent to the difference between the Minimum Average Value and the amount actually assessed; and/or (iv) to arrange other acceptable guarantees to CAIXA, in value equivalent to the difference between the Minimum Average Value and amount actually assessed. The CREDITED may cure the Minimum Average Value as many times as it is required. Exclusively in the hypothesis that the CREDITED fails to cure the Minimum Average Value, such event shall characterize an Event of Default, enabling the occurrence of an Event of Acceleration without any additional form or period for cure. The bank guarantees and/or standby credit letters, issued under this Clause, shall have the power to cure only and solely the default of the Minimum Average Value concerning a sole Period, not being possible the use of the same bank guarantee or standby credit letter, to cure the default of more than one Period. In the event that a cure is made for two subsequent Periods and in the event that bank guarantee letters and/or standby credit letters for cure of the second period are already in force, the CREDITED is hereby authorized to request to CAIXA the return to the financial institution issuing the original(s) of the bank guarantee letters and/or standby credit letters issued for cure of the first Period. Notwithstanding the provisions set forth in this Clause, CAIXA is hereby authorized to draw, in the occurrence of Event of Acceleration or in the hypothesis of an obligatory payment event, the amount available of the bank guarantee letters and/or standby credit letters which shall be issued to cure the Minimum Average Value in the most recent Period.

Paragraph Six - Without prejudice to the provisions set forth in the paragraph below, CAIXA, is hereby, legally identified as the only and sole holder, on a trust basis, of CAIXA Assigned Rights, whose condition shall last up to the complete compliance with all liabilities assumed by the CREDITED in the CCB, so that, in the event of its compliance by the CREDITED, as attested by CAIXA, the property transferred to CAIXA in security shall be settled, and CAIXA Assigned Rights shall return to be a sole property of the CREDITED, provided, however, that such CAIXA Assigned Rights exceeding and remaining, after the full payment of this CCB, shall remain subject to the charges provided for in the Deed of Assignment of Receivables, according to the provisions therein, for the benefit of the Financial Creditors.

Paragraph Seven - The CREDITED hereby declares that:

(a)	it is authorized, under its bylaws and other corporate approvals obtained, to execute and comply with the provisions of this CCB;

(b)	the execution and compliance with the liabilities of this CCB do not breach any provisions of its bylaws, as well as do not breach or violate any legal provision and regulation it is subject to;

(c)
CAIXA Assigned Rights are free and clear from any charges, burdens, judicial or extrajudicial pending matters of any sort, including tax, doubts, debts and/or encumbrances of any nature, except for fiduciary transfer created under this CCB;

(d)
there is no hindrance included in covenants the CREDITED is party to, which prohibits fiduciary transfer of CAIXA Assigned Rights / the execution of this CCB does not imply breach or acceleration of any other covenant the CREDITED is party to; and

(e)	it was previously aware, on a clear and sufficient manner, of the attributions imposed thereto, and that agrees with all terms of the CCB.

Paragraph Eight - The CREDITED shall be liable for any and all losses caused to CAIXA arising out of misrepresentation or inaccuracy of statements and guarantees provided for herein.

Paragraph Nine - Upon assessed the occurrence of an Event of Default with respect to the liabilities assumed by the CREDITED in the CCB, in compliance with respective cure terms, as applicable, all values concerning CAIXA Assigned Rights shall be held by CAIXA at CAIXA Blocked Account and, in the case of an Event of Acceleration of the debt or hypothesis of obligatory payment acceleration under this CCB, they may be used in the amortization of said liabilities of the CREDITED, until its complete settlement, under the CCB, up to the Guaranteed Liabilities threshold.

Paragraph Ten - Provided that an Event of Acceleration concerning the debt occurs under this CCB, CAIXA may, regardless of any notice, cause immediate use of CAIXA Assigned Rights to meet the overdue Guaranteed Liabilities, upon judicial enforcement or amicable sale of CAIXA Assigned Rights, as applicable, or, in the case of Collected Values, simply apply them in the payment of the Guaranteed Liabilities, under the law and in compliance with the CCB terms, up to full compliance with the Guaranteed Liabilities. To such effect, CAIXA shall be entitled to immediately exercise on CAIXA Assigned Rights all powers assured thereto by the laws in force, under the CCB, and it may dispose of, collect, receive, make, sell, or assign including on a private manner, whether partially or as a whole, CAIXA Assigned Rights, under the terms and conditions CAIXA sees fit, give release and sign any documents or terms the most special they may be, required to the practice of the acts mentioned herein, regardless of any communication and/or additional authorization of the CREDITED. Every value exceeding the Guaranteed Liabilities shall be returned to the CREDITED.

Paragraph Eleven - The CREDITED hereby waives of any right or legal or contractual privilege which may affect the free and complete enforceability of the transfer of CAIXA Assigned Rights in the event of its judicial enforcement, in compliance with the terms and conditions provided for in this CCB.

Paragraph Twelve - Without prejudice to the provisions set forth in the CCB, and for the purposes of article 1.362 of the Brazilian Civil Code, of Law no. 9.514/97, as amended, and Law no. 4.728/65, as amended, the Guaranteed Liabilities may be summarized as follows:

(a)	Estimated value of the principal of the debt: six hundred and forty million Brazilian Reais (R$ 640,000,000.00;

(b)	Payment term and conditions: according to Clause Eight;

(c)	Financial Burdens: according to Clause Three.

(d)	Burdens for Default: interests on arrears: CDI plus 1% per month, accrued of 1% per year; and penal clause: 2% on the value due; and

(e)	Penal Clause: 2% on the value due.

Paragraph Thirteen - The parties are aware and agree that the CREDITED does not have a receivable individualization system capable of identifying customers, values and invoices which shall be actually deposited at CAIXA Blocked Account, and, likewise, except if expressed otherwise in this CCB, does not assumed any liability of making such individualization.

SPECIAL LIABILITIES
CLAUSE ELEVEN - The CREDITED undertakes, on an irrevocable and unchangeable basis to maintain the Collection Agreement of CAIXA Receivables with CAIXA, signed by and between the parties on November 17, 2008, with annual renegotiation, not adopting any restriction to the payments of this accounts with CAIXA, upon values compatible with the market prices.

Sole Paragraph - For the purpose of confirmation of the compliance with the liabilities within the scope of the Support Agreement, by the Controlling Company, the CREDITED undertakes to submit to CAIXA, within the fifteen (15) business day term from respective event, the documents evidencing the capital increases or advances for future capital increases, as the case may be, on an irrevocable and unchangeable basis, to accounting account of “Net Equity” of the CREDITED, and, upon terminated the Reduced Amortization Period, the CREDITED must have confirmed to CAIXA the making of the contributions this Clause and the Support Agreement address to, of values in minimum amount, in Brazilian Reais, equivalents to two hundred and seventy million United States Dollars (US$ 270,000,000.00), including contributions made between August 2017 and January 31, 2018, and such two hundred and seventy million United States Dollars (US$ 270,000,000.00) include taxes applicable to internalization of such funds in Brazil, but shall be net of any bank fees or commissions paid for the purposes of such internationalization.
CLAUSE TWELVE - The CREDITED shall confirm that the index obtained by the division of the Net Debt by EBITDA, upon assessment of the Test 1 and Test 2, defined below, cumulatively, does not exceed: 4.5 x on June 30, 2020 and 3.5 x from June 30, 2021, to be calculated under Paragraph Three below.

Paragraph One - The CREDITED shall deliver to CAIXA, from June 30, 2020 (including), statement of compliance with the index, according to Clause Twelve, under Exhibit II, along with (i) the half-year trial balances, not audited, ended on June 30, up to August 15 of each year and (ii) the financial statements ended on December 31, consolidated and audited, up to May 5 of the subsequent year.

Paragraph Two - For the purposes of assessment of the financial indexes included in this clause, to be calculated according to the accounting standards usually accepted in Brazil, and in compliance with the provisions set forth in Paragraph Three, below, the following definitions and criteria shall be adopted:

a) "Net Debt" means the value calculated on consolidated basis, on respective assessment date, determined according to the accounting principles usually accepted in Brazil, equal (a) to the sum of the Liabilities with the financial institutions, of the instruments and securities representing debt issued, and net balance of derivative operations (liabilities less assets of operations with derivatives); decreased (b) of availabilities (cash, banks, applications of immediate liquidity or short-term applications, instruments and securities issued thereby or by third parties, and public and private bonds of any nature) and (c) of the effects of the mark-to-market of the derivatives operations;

b) "EBITDA" means the operating profit of the CREDITED, in consolidated basis, with respect to the period of said Test, annualized if so permitted by the Test, added to the expenses of depreciation and amortization, all determined according to the accounting principles usually accepted in Brazil; and

c) “Liability(ies)” means the main value of the bonds and securities representing the debt, issued with the financial institutions registered in the consolidated balance sheet of the CREDITED on the measurement dates, all determined according to the accounting principles usually accepted in Brazil.

Paragraph Three - Within the terms set forth in Clause Twelve above, the CREDITED shall carry out the Tests for purposes of assessing the compliance with the liability provided for in Clause Twelve. Each Test shall consist of analysis of the CREDITED’s EBITDA for assessment of the compliance with the index established, complying also with the terms set forth in Paragraphs Four and Five below (hereinafter referred to as “Tests”):

(a)	“Test 1”: test to be made taking into account the EBITDA of the last twelve (12) consecutive months from said assessment date; and

(b)	“Test 2”: test to be made taking into account the annualized EBITDA of the last six (6) consecutive dates from said assessment date.

Paragraph Four -    For the purposes of the provisions set forth in this CCB and liabilities of the CREDITED within the scope of this CCB, Test 2 shall be solely made in the event that Test 1 fails to meet the indexes Clause Twelve addresses to, observing that said index shall be considered complied with in the event that Test 2 states said meeting, under Paragraph Five below.

Paragraph Five - Solely in the hypothesis of both Tests certify noncompliance with the liability set forth in Clause Twelve, a breach to this CCB shall occur, in that case, the provisions set forth in Paragraph Six below shall be complied with.

Paragraph Six - Should at a certain half-year the index fail to be reached, as attested in both Tests, under the terms above, the CREDITED may, at its sole discretion, use the following cure mechanisms: (i) actual entry of new funds, increasing the CREDITED’s cash availabilities, for the purposes of item (b) of the definition of the Net Debt, and any entry of funds through loan received from either Related Party shall comply with the subordination rule provided for in Clause Fourteen, and/or (ii) partial pre-payment of CAIXA indebtedness, according to Clause Eighteen, above, so as to adjust the Net Debt, and/or (iii) other alternatives considered acceptable by CAIXA, in value required to meet this liability, within a thirty (30)-day term from the date of delivery of the statement of compliance with this index.

OBLIGATORY ACCELERATION
CLAUSE THIRTEEN - We hereby undertake to accelerate the totality of values due under this CCB, including thereon the values of the Principal and Financial Burdens, in the hypothesis of any of the following events occur, upon at least a five (5) business day prior written request of CAIXA:

a)
change in our corporate purpose altering the current main activities or adding to those new businesses which prevail or might represent detours as for the activities currently developed, without CAIXA’s prior consent, which shall not be denied without justification;

b)
performance of any kind of corporate restructuring, such as merger, takeover or split, except if the split is a partial one and does not exceed 10% of the net equity, without CAIXA’s prior consent, which shall not be denied without justification, except if inside the economic group or due to transaction in progress with AINMT Holdings AB, as noticed in press release of June 6, 2017, issued by NII Holdings, Inc. (hereinafter referred to as “Operation AINMT”);

c)
acquisition of equity control of companies resulting in the alteration of our main purpose, altering the current main activities or adding to those new businesses which might prevail or represent detours with respect to the activities currently being developed, without CAIXA’s prior consent, which shall not be denied without justification;

d)
direct or indirect alteration in the Control of the CREDITED or any Controlled Company, without CAIXA’s prior consent and/or execution or assumption of liability (conditional or another form) by the CREDITED or its direct or indirect stockholders, to do it, except due to Operation AINMT, and in such hypothesis the following documents shall be sent to CAIXA in up to fifteen (15) days from the completion of Operation AINMT, a copy of the following documents of company AINMT Brazil Holdings B.V., as applicable and existing, under law applicable to said company: (i) Articles of Association or Bylaws along with amendments occurred in the latest 5 years; (ii) Appointment/Election act of the current Board or Minutes of the General Meeting of Election of the representatives, if so is the case; (iii) Balance sheets - BP of the 3 latest fiscal years ended, accompanied by: a) Income Statement for the Year (“DRE”); b) Statement of Changes in Stockholders’ Equity    (“DMPL”); c) Explanatory Notes; d) Cash Flow Statement (“DFC”), for companies with annual gross operating income equal or exceeding R$ 1 billion; (iv) Organization Chart of the Group; and (v) Shareholders’ Agreement;

e)
in the event of the sale of telecommunication towers and/or ‘sale leaseback’, during the Reduced Amortization Period, in annual accumulated amount exceeding twenty million United States Dollars (US$ 20,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by Information System of the Brazilian Central Bank (“SISBACEN”) of Banco Central do Brasil, twenty percent (20%) of the funds of said sale exceeding the value of twenty million United States Dollars (US$ 20,000,000.00) shall be allocated to amortization / anticipated settlement of the Financial Agreements, observing, however, the need to make the Extraordinary Payments to the Financial Creditors, on a

proportional (pro rata) basis, and the outstanding funds shall be reinvested solely in the CREDITED’s businesses.

SUBORDINATION
CLAUSE FOURTEEN - The CREDITED expressly agrees that any and all liability assumed by the CREDITED before either Related Party are subordinated to the liabilities provided for in this CCB. Likewise, the CREDITED agrees that no value shall be paid to its Related Parties before complete settlement of the liabilities provided for in this CCB, including in the hypothesis of bankruptcy, settlement or dissolution of the CREDITED, except any payment made by and between the CREDITED and the GUARANTOR.

MINIMUM BALANCE
CLAUSE FIFTEEN - The CREDITED shall maintain in cash, in the last business day of each month, funds immediately available or in financial applications having a daily liquidity in this minimum value, in Brazilian Reais, equivalent to twenty million United States Dollars (US$ 20,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by SISBACEN of Banco Central do Brasil (hereinafter referred to as “Minimum Balance”), and shall confirm to CAIXA, through bank statements of the CREDITED’s checking account. For the purposes of compliance with this liability, the CREDITED shall deliver to Planner and CAIXA, within no more than a five (5)-day term upon the termination of each month, the bank statements required to confirm the Minimum Balance (hereinafter referred to as “Assessment Date”).

Sole Paragraph -    Should the Minimum Balance not be complied with, the CREDITED shall have a three (3) business day term for cure from the end of each Assessment Date. The CREDITED may cure the default upon statement of the deposit of the outstanding amount at a checking account maintained with any financial institution, other than CAIXA or BB, and provided that it is not an account assigned in trust to CDB, equivalent to the difference between the Minimum Balance required for such month and the amount actually assessed. The CREDITED cannot use the cure mechanism of the Minimum Balance more than two (2) times during the term of this CCB.

CREDITED’s REPRESENTATIONS
CLAUSE SIXTEEN - Without prejudice to the other representations and warrants provided for herein, the CREDITED, on this date, represents and warrants that:

a) it is authorized, under the law and its Bylaws, to execute this credit operation, taking the financial granted herein and assuming the financial and not financial liabilities arising out hereof, as well as complying with all provisions of this CCB;

b)     the entering into and execution of this CCB and Guarantee Agreements do not breach or violate any provisions of its bylaws, or laws and regulations it is subject to; nor however breach any provision or clause included in any contract, agreement or covenant the CREDITED is party to;

c)     the signatories of this CCB and Guarantee Agreements have the powers and were duly authorized to execute this CCB, binding the CREDITED, according to its respective terms;

d)     all approvals, consent, registration or other measures of any nature which perchance are required for the execution of this CCB and Guarantee Agreements were taken and obtained, and are fully effective and in force, by the CREDITED, especially with respect to validity and enforceability of this CCB;

e)     there is no provision or clause included in any agreement, contract or covenant, which the CREDITED is party to, or hindrance of any nature prohibiting the creation of the guarantees provided for in this CCB and Guarantee Agreements and its respective exhibits, in favor of CAIXA.

Sole Paragraph - The representations provided for herein shall survive up to the final and total settlement of the liabilities arising out of this CCB, and the CREDITED, without prejudice to the other penalties applicable, provided for herein, in the law or another document, is responsible for indemnifying any and all damages and losses caused to CAIXA, in the hypothesis of being imputed thereto, responsibility of any nature, arising out of misrepresentation or inaccuracy of the representations and warrants provided for herein.

PAYMENT IN PROTEST OFFICE
CLAUSE SEVENTEEN - The payment of this CCB in Protest Office, without charges, does not release the debtor from payment of the liabilities of the bill and legal ones, as agreed in this instrument.

Sole Paragraph - The payment made shall be received by CAIXA, as partial debt amortization and does not remove the liquidity of the debt, subject to enforcement claim.

EXTRAORDINARY AMORTIZATION / EARLIER SETTLEMENT
CLAUSE EIGHTEEN - The CREDITED may, at any time, settle earlier the outstanding balance, as well as make extraordinary payments so as to amortize the debt, provided that formally communicated to CAIXA with at least a three (3) business day notice.

Sole Paragraph - In the hypothesis of extraordinary payments, the values paid, deducted from the corresponding burdens of the bill, shall be taken as credit of the outstanding balance of the Principal.

NONCOMPLIANCE / DEFAULT INTEREST
CLAUSE NINETEEN - In the event of lack of punctuality in the payment of any debit, including in the hypothesis of acceleration of the debt, the debit assessed under this CCB, shall be subject to default interest whose monthly fee shall be obtained by composition of the Interbank Deposit Certificate (“CDI”) positioned in the first business day precedent to the application of the restatement, disclosed by the Clearing House for Custody and Financial Settlement of Securities (“CETIP”), accrued of two percent (2%) profitability rate per month.

Sole Paragraph - CAIXA shall maintain in its Branches, at CREDITED’s disposal, for consultation, documents of internal order, informing the monthly rates applied by CAIXA in its credit operations, where shall be detailed the charges on noncompliance, as financial costs of CDI and monthly profitability rates.

ATTORNEY’S FEES / CONVENTIONAL PENALTY
CLAUSE TWENTY - In the event that CAIXA shall avail of any judicial or out-of-court proceeding for credit collection, the CREDITED shall answer for the judicial expenses and attorney’s fees, which shall be fixed in court.

Paragraph One - The CREDITED shall also bear conventional penalty of two percent (2%) over the debit value assessed under this CCB.

Paragraph Two - All burdens shall be due, even in the cases of bankruptcy or insolvency of the CREDITED.

ACCELERATION
CLAUSE TWENTY-ONE - CAIXA may consider accelerated, under the law, the liabilities assumed in this CCB and demand the total debt represented herein, upon sending of a two (2) business days prior notice to the CREDITED with the debt statement (hereinafter referred to as “Event of Acceleration”), when it is imputed to the CREDITED the occurrence of either situation below (hereinafter referred to as “Events of Default”):

a)
noncompliance, by the CREDITED, with any liability having a pecuniary basis, assumed in this CCB and/or in the Guarantee Agreements, which is not cured within the one (1) business day term, from the original due date, except if expressly provided for in the CCB and/or in respective Guarantee Agreements other term and/or other forms to mitigate such default;

b)
noncompliance, by the CREDITED, with any non-pecuniary liability provided for in this CCB and/or in the Guarantee Agreements, not cured within the thirty (30) days term from the communication sent by CAIXA to such effect, except if expressly provided for in this CCB and/or in respective Guarantee Agreements other term and/or other forms to mitigate such default, considering that the thirty (30)-day term for cure provided for herein is not applicable to the Events of Default subject matter of this Clause Twenty-One indicating specific cure term or form;

c)
noncompliance, misrepresentation, inaccuracy, incorrectness or omission of material imputable to the CREDITED, in any statement, guarantee, information provided or in this CCB, Guarantee Agreements or material document executed, provided or delivered by the CREDITED with respect to this credit operation, provided that not cured within a ten (10)-business day term;

d)
acceleration or noncompliance with any pecuniary liability of the CREDITED or any Brazilian Affiliate, excluding liabilities exclusively between the CREDITED and the GUARANTOR, in unit or added value, equal or exceeding twenty million Brazilian Reais (R$ 20,000,000.00) and which are not cured within the thirty (30)-day term, from the notice sent by CAIXA, except in the cases in which such liabilities are with payment stayed due to administrative or judicial decision or had been guaranteed in Court;

e)	acceleration of any other pecuniary liability of the CREDITED with CAIXA provided that not cured within the terms set forth in respective documents;

f)
notice of dishonor for negotiable instrument against the CREDITED in unit or added value, equal or exceeding ten million Brazilian Reais (R$ 10,000,000.00), (i) which is not cured within a thirty (30)-day term from the written notice sent by CAIXA, or (ii) which becomes a legal proceeding and is not with payment stayed through legal decision, or it is not guaranteed in Court;

g)
(i) voluntarily declared bankruptcy by the CREDITED and/or any Brazilian Affiliate; (ii) petition for bankruptcy of the CREDITED and/or any Brazilian Affiliate formed by third party and not suppressed within the legal term; (iii) bankruptcy decreed or liquidation of the CREDITED and/or any Brazilian Affiliate; (iv) petition for receivership or out-o-court reorganization by the CREDITED and/or any Brazilian Affiliate;

h)	settlement, dissolution or extinction of the CREDITED;

i)
in the event that the CREDITED or any Brazilian Affiliate thereof is declared insolvent due to legal decision, or publicly or before CAIXA acknowledges, its impossibility in meeting its pecuniary liabilities or should such impossibility be evident, in both cases in global value exceeding ten million Brazilian Reais (R$ 10,000,000.00);

j)
the CREDITED performs, a corporate capital reduction, redemption, amortization, refund, distribution of dividends, profits, interests on net equity, except in the hypothesis of distribution of profits and/or dividends provided that (1) the index Clause Twelve addresses to in lower than two point five (2.5), and (2) only during the Reduced Amortization Period, are always limited to no more than twenty-five percent (25%) of the profit of said period;

k)
disposal of by the CREDITED, in the individual or added, of either good or assets, without the prior and express written consent by CAIXA, except, in the case of, (i) acceleration of income with credit card, (ii) sale of overdue receivables, (iii) disposal of goods in the ordinary course of business, (iv) transfer of obsolete assets or chattel having a low added value; (v) transfer within the exchange context for comparable assets having equal or exceeding value, within the terms of the Assets and Equipment Fiduciary Transfer Agreement, as such term is defined below; and (vi) sale of towers in the modality ‘sale leaseback’, on a sole operation or along with several operations, in exceeding value, in Brazilian Reais, equivalent to seventy-five million United States Dollars (US$ 75,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by SISBACEN of Banco Central do Brasil, in this case, subject to prior approval by CAIXA, which shall be pronounced within a forty-five (45)-day term from the formulation of such questioning upon written notice, provided that the receipt of such notice by CAIXA is confirmed, and CAIXA’s fail to pronounce shall not imply its tacit approval;

l)
payment, by the CREDITED or any Brazilian Affiliate, of any liability, before the complete settlement of all liabilities of this CCB, to the Related Parties, including in the hypothesis of bankruptcy, setlement or dissolution of the CREDITED, except any payments between the CREDITED and the GUARANTOR;

m)
in the event that the additional indebtedness of the CREDITED, incurred with financial institutions upon February 13, 2015, arising out of regular course of business, exceeds, in Brazilian Reais, the equivalent to fifty million United States Dollars (US$ 50,000,000.00), in compliance with the Dollar translation rate by PTAX 800, Option 5, as disclosed by SISBACEN of Banco Central do Brasil. This subitem shall not cease to be an hypothesis of Event of Acceleration of this CCB from the dates in which the CREDITED shall meet the financial indexes included in subitem “v” of this Clause Twenty-One, as well as Clause Twelve;

n)
granting and/or creation, by the CREDITED or any Brazilian Affiliate, of any charges or encumbrance or security interest, or personal securities, in favor of third parties (including its Affiliates and direct or indirect controlling company), except (i) those created under this CCB or prior to February 13, 2015, all identified in Exhibit 21 (n)(1); and/or (ii) by (a) granting of collateral or personal securities and/or guarantees attached to bank guarantee, in all events granted in favor of creditors of the CREDITED which are not financial institutions, in its ordinary course of business, limited to the global value, individual or added, of ten million Brazilian Reais (R$ 10,000,000.00); (b) grant of collateral as counter guarantee in insurance taking and insurance guarantee in general; (c) granting of collateral as counter guarantee in new bank guarantee for judicial guarantee or making of new court deposit limited, in the case of guarantees granted under this item (c) to the global value of three hundred and ten million Brazilian Reais (R$ 310,000,000.00), except granting of guarantees or making or new court deposits concerning administrative or judicial procedures (1) addressing taxes levied on values concerning monthly signature without deductibles of minutes, hypothesis in which said guarantees or new deposits may be provided / carried out without global value limit; (2) in which the CREDITED appears as party plaintiff, and is questioning the validity of the collection of debits against the CREDITED hypothesis in which the guarantees or new deposits may be provided / carried out up to the total added value of the guarantees subject matter of the debits in dispute reaches an amount, not to exceed three hundred million Brazilian Reais (R$ 300,000,000.00), and with respect to the administrative and/or judicial procedures concerning the collection of the Business Concern Control Fee (“TFE”) shall be observed an additional limit in the amount of up to fifty million Brazilian Reais (R$ 50,000,000.00), without prejudice to the use of the general limit described in this item (c) for any case of guarantees and/or court deposits, should this limit be extrapolated; (d) granting of collateral or personal guarantee in sites or real estate lease agreements; (e) granting of collateral or personal guarantee in collocation agreements (i.e. agreements with other operators for installment of equipment in towers); (f) financings granted by the Brazilian National Agency for Telecommunications (“ANATEL”), including its renewals; (g) guarantee in favor of ANATEL; and (h) collaterals granted as counter guarantee for issue of new performance bonds in favor of ANATEL, in that case, subject to CAIXA’ prior approval, which shall have to be pronounced within a forty-five (45)-day term from such questioning formulated upon written notice, provided that the receipt of such notice by CAIXA is confirmed, and it is certain that the failure to pronounce by CAIXA does not imply tacit approval; and/or (iii) the concession of credit card incomes for obtainment of new indebtedness, in compliance with the limits set forth in subitem m) of this Clause Twenty. The CREDITED hereby declares, for the purposes of this CCB, that Exhibit 21(n)(2) contains the totality of operations with collaterals;

o)	the failure to use the funds for the purpose informed in Clause Seven;

p)
execution of any guarantee provided to any creditor of the CREDITED or any Brazilian Affiliate in value, equal or exceeding, twenty million Brazilian Reais (R$ 20,000,000.00), and provided that it is not cured within a ten (10)-day term, from the notice sent by CAIXA, except in the cases in which such execution is stayed due to administrative or judicial decision;

q)	noncompliance with the Minimum Average Value for one (1) Period, in compliance with the terms of Clause Fifteen, Paragraph Five of this CCB;

r)	noncompliance with the liabilities related to the Minimum Average Collection as set forth in the Deed of Assignment of Receivables, in compliance with said terms of cure indicated therein;

s)
publishing of regulatory act whose effect are not stayed in legal terms, when applicable, which (i) adversely affect the CREDITED’s capacity to honor its liabilities before CAIXA; or (ii) make unfeasible the CREDITED’s activities or a significant part thereof, or in any way, impact, adversely , the financial situation (in both cases, understood as activities answering for ten percent (10%) or more of the annual turnover of the CREDITED); or (iii) result in application of final and unappealable fine, sanction or penalty impacting the financial situation of the CREDITED and/or its Brazilian Affiliates in value equal or exceeding one hundred million Brazilian Reais (R$ 100,000,000.00) in a same fiscal year;

t)
(i) adoption of policy, by the CREDITED implying race or gender discrimination or moral or sexual harassment, (ii) the confirmation through sentence transited in rem judicatam or final sanctioning administrative decision, issued by relevant authority or body, (I) that the CREDITED’s activities generate damages to the environment, or (II) that the CREDITED (a) makes use of labor in situation analogue to slave condition, as provided for in Interministerial Ruling no. 2, of May 12, 2011, (b) uses child labor on a non-regulated manner, (c) exploits prostitution or (d) exercises illegal activities, being included or not in the Employers’ Record;

u)
relay, cancelation or stay of the authorization obtained with ANATEL for exploitation of the fourth generation frequency (4G/LTE technology), of the third generation (3G technology) and GSM without CAIXA’s prior consent, which cannot be unjustifiably denied;

v)
should the index obtained by the division of the Net Debt by EBITDA, after Test 1 and Test 2 confirmation, on a cumulative basis, exceeds: 4.5 x on June 30, 2020 and 3.5 from June 30, 2021, to be calculated under Clause Twelve, and provided that not cured under said clause, as well as the use of the mechanisms of cure subject matter of Clause Twelve, Paragraph Six, more than twice, consecutively or not;

w)
should the CREDITED fail to maintain the Minimum Balance on the Assessment Dates, or use mechanisms of cure for recomposition of the Minimum Balance, Clause Fifteen addresses to above, for more than two times, consecutively or not;

x)	failure to comply with the subordination liability provided for in Clause Fourteen of this CCB;

y)
transfer or assignment to third parties, in all events, whether partially or as a whole, of the rights and liabilities arising out of this CCB, whether partially or as a whole, without CAIXA’s prior and express consent;

z)
failure to make the registration(s) in notary’s offices, provided for in this CCB, within the twenty (20)-day term, from the signature of this document, whether for act of will or even for any other legal or conventional hindrance;

aa)
nonexistence of balance, in any account owned by the CREDITED which meets the payment of the commitments assumed through this CCB in respective Payment Dates and which are not cured within a one (1)business day term;

ab)
noncompliance with any liability set forth in Clause Ten, Paragraph Four, of this document and/or terms and conditions, including cure conditions, provided for in the Deed of Assignment of Receivables.

ac)
(i) alteration and/or termination of the Support Agreement, without CAIXA’s prior and express consent; (ii) noncompliance with any liability within the scope of the Support Agreement, not cured in respective cure term or ten (10) business days, whichever bigger; or (iii) in the event that the CREDITED ceases to require the compliance with the liabilities of Nextel Entities under the Support Agreement, for any reason, in two (2) business days from any noncompliance, and CAIXA shall not be obliged to give notice or communicate in any way the CREDITED on such noncompliance;

ad)	noncompliance with the liabilities of the CCB Extraordinary Payment, as provided for in Clause Eight, Paragraph Two, Three and Four; and

ae)
should: (i) the CREDITED alter and/or in any form change the receipt flow of its income currently directed to CAIXA, being deposited in blocked accounts or not, or (ii) the incomes currently directed to CAIXA are, for any reason, transferred by relevant collecting agents in form other than the one provided for in the collection agreements currently existing, provided that the procedure agreed on this date in not reestablished and that the whole amount improperly redirected has not been completed refunded to CAIXA’s receipt flow in up to three (3) business days.

Paragraph One - Also for the purposes of this CCB, it is defined:

“Affiliate” of any Person means another Person which, directly or not, through one or more intermediaries, Controls, is Controlled, or in under common Control with the first Person. In addition, in the case of a Person which is an investment fund or whose Controlling stockholder is an investment fund, shall also be considered an “Affiliate”: (i) the manager or quotaholder or Affiliate of the manager or quotaholder of this investment fund, (ii) other investment fund administered or managed by the manager or quotaholder or an Affiliate of the manager or quotaholder of this investment fund, and (iii) any Person which is, directly or not, Controlled, or is under common Control of this investment fund, whether individually or collectively with another Affiliate, or any other Person exposed above.

“Brazilian Affiliate” means with respect to any Person an Affiliate domiciled in Brazil.

“Control” (including its related meaning) means, according to Article 116 of the Law no. 6.404, of 12.15.1976, (a) the power to elect the majority of the board of directors, or comparable body, of the controlled Person or, in another way, conduct the businesses or policies of this Person (through agreement or in any other way), and (b) the direct or indirect possession of the rights granting to the Controlling Person the majority of votes at the stockholders’ general meeting or comparable meeting, of the Controlled Person.

“Related Party” of any Person specified, shall have the meaning described in the Deliberation no. 642 of October 7, 2010 issued by the Brazilian Securities and Exchange Commission (“CVM”),

and shall also include, at measure it is not repeated, (i) any Affiliate of this Person, (ii) any director, officer, quotaholder, stockholder, employee or manager of this Person or Affiliate of this Person, (iii) any spouse, former spouse, ancestor, descendant or relative up to second degree of this Person, an Affiliate of this Person or any director, officer, quotaholder, stockholder employee or manager of this Person or Affiliate of this Person, and (iv) any Affiliate of the persons mentioned above.

“Person” means any governmental entity or any natural person, firm, partnership, company, private limited company, joint venture, association, investment funds, fiduciary agent, unincorporated association, or another organization, whether legal entity or not.

Paragraph Two - In the event of acceleration of this CCB, for any of the reasons provided for in the law or in this CCB, the CREDITED is in charge of payment of the whole debit, according to statement to be sent by CAIXA at the time with the due value, to be caused under this CCB, unless CAIXA does not agree in maintaining the agreement

CLEARLY LEGAL DEBT
CLAUSE TWENTY-TWO - The CREDITED’s clear legal debt is hereby expressly assured, at any time, comprising the restated outstanding principal, interest, conventional penalty and other liabilities inherent to this CCB.

CREATION OF THE AMENDMENT
CLAUSE TWENTY-THREE - Any and all amendment to this CCB shall only be valid, when executed through Amendment to the Bank Credit Bill, sign by all parties thereto.

PRIOR AWARENESS STATEMENT OF THE CLAUSES
CLAUSE TWENTY-FOUR - The CREDITED hereby declares, for all purposes under the law, that it was previously aware of the clauses included in this CCB, for a period and in a way sufficient for the full awareness of the provisions set forth, which are clear and without double meaning, doubtfulness or contradiction, and it is aware of the rights and liabilities provided for in this CCB.

TOLERANCE
CLAUSE TWENTY-FIVE - Any tolerance, by CAIXA, for the noncompliance with any liability covenanted herein, shall be considered mere liberality, and shall not create novation or procedure subject to be invoked by CREDITED.

ADDRESS UPDATE
CLAUSE TWENTY-SIX - The CREDITED is hereby obliged to maintain its addressed updated with CAIXA, and shall give notice, within a five (5) business day term, through statement executed, on any address and other qualification data alteration.

INFORMATION CLEARANCE TO BANCO CENTRAL
CLAUSE TWENTY-SEVEN - The CREDITED hereby authorizes CAIXA to transmit to Banco Central do Brasil, information on the operation arising out of this CCB, aiming at feeding the registration with the Credit Rating Central System (“SISCRC”) of this institution, which is liable to be accessed by other financial institutions.

EXPENSES OF THE BILL
CLAUSE TWENTY-EIGHT - The reasonable expenses arising out of this CCB, as well as any other, in or out-of-courts, required to the legalization of this CCB or its collection, shall be borne by the CREDITED, in compliance with the terms agreed upon herein.

ENVIRONMENTAL LIABILITY
CLAUSE TWENTY-NINE - The CREDITED hereby declares that it respects the environmental laws and that the use of the values subject matter of this CCB does not imply breach to its provisions.

ASSIGNMENT
CLAUSE THIRTY - This CCB may be subject matter of assignment or endorsement by CAIXA, upon a ten (10) business day prior notice to the CREDITED, under the civil and commercial laws, and there is no need for the assignee/endorsee to be a financial institution or entity compared to it. For as long as an Event of Default does not occur, the assignment mentioned on this Clause to competitor of the CREDITED and/or entity belonging to group exploiting, directly or not, the activity of telecommunication towers lease is prohibited.

JURISDICTION
CLAUSE THIRTY - In order to solve any matter, directly or not, arising out of this Instrument, the courthouse relevant to do so is the Judicial Section of the Federal Justice of the State of São Paulo.

In witness whereof, the CREDITED issue this Bank Credit Bill duly signed and in as many copies as parties singing it, having the same substance, being only the first copy (bank copy) a negotiable one.

São Paulo, October 31, 2017.
CREDITOR
CAIXA ECONÔMICA FEDERAL

Signature ____________________________ Countersignature _________

Signature ____________________________ Countersignature _________

CREDITED:
NEXTEL TELECOMUNICAÇÕES LTDA
CNPJ/MF: 66.970.229/0001-67

__________ Countersignature	__________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.	__________ Countersignature	__________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.

GUARANTOR:
NEXTEL PARTICIPAÇÕES LTDA
CNPJ/MF: 00.169.369/0001-22

__________ Countersignature	_____________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.	__________ Countersignature	_____________________ Name: Profession: Marital Status: Nationality: Resident at: Identity no. CPF/MF no.

EXHIBIT I
PAYMENT TIME SCHEDULE

CAIXA
	MONTH	DAY	PAYMENT	BALANCE OF THE PRINCIPAL
2017				R$ 429,035,773.05
	January	9	R$ 11,852,034.00	R$ 417,183,741.05
	February	8	R$ 11,852,034.00	R$ 405,331,709.05
	August	15	R$ 34,486,018.41	R$ 370,845,690.64
2018	January	31	R$ 151,597.71	R$ 370,694,092.93
	March	1	R$ 151,597.71	R$ 370,542,495.22
	March	31	R$ 151,597.71	R$ 370,390,897.51
	May	1	R$ 151,597.71	R$ 370,239,299.80
	May	31	R$ 151,597.71	R$ 370,087,702.09
	July	1	R$ 151,597.71	R$ 369,936,104.38
	July	31	R$ 151,597.71	R$ 369,784,506.67
	August	31	R$ 151,597.71	R$ 369,632,908.96
	October	1	R$ 151,597.71	R$ 369,481,311.25
	October	31	R$ 151,597.71	R$ 369,329,713.54
	December	1	R$ 151,597.71	R$ 369,178,115.83
	December	31	R$ 151,597.71	R$ 369,026,518.12
2019	January	31	R$ 151,597.71	R$ 368,874,920.41
	March	1	R$ 151,597.71	R$ 368,723,322.70
	March	31	R$ 151,597.71	R$ 368,571,724.99
	May	1	R$ 151,597.71	R$ 368,420,127.28
	May	31	R$ 151,597.71	R$ 368,268,529.57
	July	1	R$ 151,597.71	R$ 368,116,931.86
	July	31	R$ 151,597.71	R$ 367,965,334.15
	August	31	R$ 151,597.71	R$ 367,813,736.44
	October	1	R$ 151,597.71	R$ 367,662,138.73
	October	31	R$ 151,597.71	R$ 367,510,541.02
	December	1	R$ 151,597.71	R$ 367,358,943.31
	December	31	R$ 151,597.71	R$ 367,207,345.60
2020	January	31	R$ 151,597.71	R$ 367,055,747.89
	March	1	R$ 151,597.71	R$ 366,904,150.18
	March	31	R$ 151,597.71	R$ 366,752,552.47
	May	1	R$ 151,597.71	R$ 366,600,954.76
	May	31	R$ 151,597.71	R$ 366,449,357.05
	July	1	R$ 151,597.71	R$ 366,297,759.34
	July	31	R$ 151,597.71	R$ 366,146,161.63
	August	31	R$ 151,597.71	R$ 365,994,563.92
	October	1	R$ 151,597.71	R$ 365,842,966.21
	October	31	R$ 151,597.71	R$ 365,691,368.50
	December	1	R$ 151,597.71	R$ 365,539,770.79
	December	31	R$ 151,597.71	R$ 365,388,173.08

2021	January	31	R$ 151,597.71	R$ 365,236,575.37
	March	1	R$ 151,597.71	R$ 365,084,977.66
	March	31	R$ 151,597.71	R$ 364,933,379.95
	May	1	R$ 151,597.71	R$ 364,781,782.24
	May	31	R$ 151,597.71	R$ 364,630,184.53
	July	1	R$ 151,597.71	R$ 364,478,586.82
	July	31	R$ 151,597.71	R$ 364,326,989.11
	August	31	R$ 151,597.71	R$ 364,175,391.40
	October	1	R$ 151,597.71	R$ 364,023,793.69
	October	31	R$ 151,597.71	R$ 363,872,195.98
	December	1	R$ 151,597.71	R$ 363,720,598.27
	December	31	R$ 151,597.71	R$ 363,569,000.56
2022	January	31	R$ 7,271,380.01	R$ 356,297,620.55
	March	1	R$ 7,271,380.01	R$ 349,026,240.54
	March	31	R$ 7,271,380.01	R$ 341,754,860.53
	May	1	R$ 7,271,380.01	R$ 334,483,480.52
	May	31	R$ 7,271,380.01	R$ 327,212,100.51
	July	1	R$ 7,271,380.01	R$ 319,940,720.50
	July	31	R$ 7,271,380.01	R$ 312,669,340.49
	August	31	R$ 7,271,380.01	R$ 305,397,960.48
	October	1	R$ 7,271,380.01	R$ 298,126,580.47
	October	31	R$ 7,271,380.01	R$ 290,855,200.46
	December	1	R$ 7,271,380.01	R$ 283,583,820.45
	December	31	R$ 7,271,380.01	R$ 276,312,440.44
2023	January	31	R$ 7,271,380.01	R$ 269,041,060.43
	March	1	R$ 7,271,380.01	R$ 261,769,680.42
	March	31	R$ 7,271,380.01	R$ 254,498,300.41
	May	1	R$ 7,271,380.01	R$ 247,226,920.40
	May	31	R$ 7,271,380.01	R$ 239,955,540.39
	July	1	R$ 7,271,380.01	R$ 232,684,160.38
	July	31	R$ 7,271,380.01	R$ 225,412,780.37
	August	31	R$ 7,271,380.01	R$ 218,141,400.36
	October	1	R$ 7,271,380.01	R$ 210,870,020.35
	October	31	R$ 7,271,380.01	R$ 203,598,640.34
	December	1	R$ 7,271,380.01	R$ 196,327,260.33
	December	31	R$ 7,271,380.01	R$ 189,055,880.32
2024	January	31	R$ 7,271,380.01	R$ 181,784,500.31
	March	1	R$ 7,271,380.01	R$ 174,513,120.30
	March	31	R$ 7,271,380.01	R$ 167,241,740.29
	May	1	R$ 7,271,380.01	R$ 159,970,360.28
	May	31	R$ 7,271,380.01	R$ 152,698,980.27
	July	1	R$ 7,271,380.01	R$ 145,427,600.26
	July	31	R$ 7,271,380.01	R$ 138,156,220.25
	August	31	R$ 7,271,380.01	R$ 130,884,840.24
	October	1	R$ 7,271,380.01	R$ 123,613,460.23
	October	31	R$ 7,271,380.01	R$ 116,342,080.22
	December	1	R$ 7,271,380.01	R$ 109,070,700.21
	December	31	R$ 7,271,380.01	R$ 101,799,320.20

2025	January	31	R$ 7,271,380.01	R$ 94,527,940.19
	March	1	R$ 7,271,380.01	R$ 87,256,560.18
	March	31	R$ 7,271,380.01	R$ 79,985,180.17
	May	1	R$ 7,271,380.01	R$ 72,713,800.16
	May	31	R$ 7,271,380.01	R$ 65,442,420.15
	July	1	R$ 7,271,380.01	R$ 58,171,040.14
	July	31	R$ 7,271,380.01	R$ 50,899,660.13
	August	31	R$ 7,271,380.01	R$ 43,628,280.12
	October	1	R$ 7,271,380.01	R$ 36,356,900.11
	October	31	R$ 7,271,380.01	R$ 29,085,520.10
	December	1	R$ 7,271,380.01	R$ 21,814,140.09
	December	31	R$ 7,271,380.01	R$ 14,542,760.08
2026	January	31	R$ 7,271,380.01	R$ 7,271,380.07
	March	1	R$ 7,271,380.07	R$ 0.00

EXHIBIT II
Statement of Paragraph One of Clause Twelve

[Location], [Date]
To
CAIXA ECONÔMICA FEDERAL,
Address: Superintendência Grandes Empresas
Avenida Paulista, no. 1.842, torre sul, 2° andar, São Paulo - SP
Care of: Regional Superintendent

Copy to
PLANNER TRUSTEE DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS LTDA.
Address: Avenida Brigadeiro Faria Lima no. 3.900, 10º andar
São Paulo - SP - CEP 04538-133,
Care of: Viviane Rodrigues and Tatiana Lima

Dear Gentlemen,

1.
Nextel Telecomunicações Ltda. (hereinafter referred to as “CREDITED”) hereby, under Paragraph One of Clause Twelve of the Bank Credit Bill no. 21.3150.777.0000001-97, issued in favor of Caixa Econômica Federal (hereinafter referred to as “CAIXA”) on December 08, 2011 (as amended, hereinafter referred to as “CCB”), represents to You that, upon conducting [Test 1 and Test 2], under this CCB, assessed the meeting of EBITDA index of CREDITED in threshold fitting the covenant of [4.5 x on June 30, 2020 or 3.5 x from June 30, 2021].

2.
For the purpose of said confirmation, the CREDITED attaches hereto [the half-year trial balance not audited concerning the period that ended on June 30, [==] or financial statements ended on December 31, [==], consolidated and audited], accompanied by respective calculation statements, in strict compliance with the provisions of this CCB.

Sincerely,

_________________________________
NEXTEL TELECOMUNICAÇÕES LTDA.

EXHIBIT
21(n)(1)

EXHIBIT
21(n)(2)

EXHIBIT A TO THE SIXTH AMENDMENT
Notification Form of Clause 1.1 of the Sixth Amendment

[Location], [Date]
To
CAIXA ECONÔMICA FEDERAL
Address: Superintendência Grandes Empresas
Avenida Paulista, no. 1.842, torre sul, 2° andar, São Paulo - SP
Care of: Regional Superintendent

Copy to
PLANNER TRUSTEE DISTRIBUIDORA DE TÍTULOS E VALORES MOBILIÁRIOS LTDA.
Address: Avenida Brigadeiro Faria Lima no. 3.900, 10º andar
São Paulo - SP - CEP 04538-133,
Care of: Viviane Rodrigues and Tatiana Lima

Re.:     BANK CREDIT BILL NO. 21.3150.777.0000001-97

Dear Gentlemen,

1.
Nextel Telecomunicações Ltda. (hereinafter referred to as “CREDITED”) hereby gives notice to You on the compliance with the condition set forth in Clause 1.1 of the Sixth Amendment to the Bank Credit Bill no. 21.3150.777.0000001-97, issued in favor of Caixa Econômica Federal (hereinafter referred to as “CAIXA”) on December 08, 2011 (as amended, hereinafter referred to as “CCB”);

2.	As provided for thereon, see attached hereto, the following documents:

(i)
signed copy and fully effective (as determined by the Law applicable thereto), of amendments to the CDB Agreements (as defined in the CCB), under the provisions and condition pursuant to those described in the Summary of Certain Terms of Loan Amendments, executed on August 11, 2017 by and between CDB and the CREDITED

(hereinafter referred to as “CDB Terms and Conditions”, “CDB Refinancing”, respectively);

(ii)	copy of the communication through which the CREDITED was informed, [by CDB] [by Sinosure], of the approval by Sinosure Insurance of CDB Refinancing;

(iii)	copy of the Sixth Amendment to CCB BB formalized and signed;

(iv)
copy of the Support Agreement, vested with all legal formalities toward its validity and effectiveness, having as parties the CREDITED and NII Luxembourg, as well as certain subsidiaries of NII Luxembourg (hereinafter referred to as “Nextel Entities” and “Support Agreement”), in terms identical to those in the final draft of the Support Agreement agreed by and between the Parties, under Exhibit B to CCB; and

(v)
original copies of the following documents [delivered on [--][--],[--], vested with all legal formalities thereto, confirming the creation and improvement of (i) Fiduciary Transfer of Receivables, Rights, and Bank Accounts in Security, under the Deed of Assignment of Receivables, Rights, and Bank Accounts in Security executed by and between the CREDITED and CAIXA, BANCO DO BRASIL S.A. (hereinafter referred to as “BB”), CHINA DEVELOPMENT BANK (hereinafter referred to as “CDB”) and Planner Trustee Distribuidora de Títulos e Valores Mobiliários Ltda. (hereinafter referred to as “Planner”) (hereinafter referred to as “Deed of Assignment of Receivables”); (ii) Assets and Equipment Assignment, under the Asset Fiduciary Assignment Agreement executed by and between the CREDITED, and CAIXA and BB (hereinafter referred to as “Fiduciary Assignment of Assets”); and (iii) Accounts Management, under the Bank Accounts Management Service Agreement executed by and between the CREDITED, CAIXA, BB, CDB and Planner.

3.
The CREDITED hereby declares not to have or in any way be in course of any Event of Default and/or Event of Acceleration within the scope of CCB and/or Guarantee Agreements, except for those subject matter of express approval or waiver by CAIXA.

4.
As a consequence of the implementation of the Conditions Precedent, under the terms above and as provided for in the Sixth Amendment to CCB, the terms and conditions set forth in the Sixth Amendment and, consequently, in CCB consolidated by the Sixth Amendment are in force, valid and effective, from January 31, 2018, and from January 31, 2018 become ineffective, the payment schedules of the precedent Amendments of CCB. The CREDITED declares and acknowledges that, from January 31, 2018, the Financial Burdens (as defined in the Sixth Amendment) are unmistakably in force, as well as payment time schedules included in Exhibit I to the Sixth Amendment.

Sincerely,

_________________________________
NEXTEL TELECOMUNICAÇÕES LTDA.

EXHIBIT B TO THE SIXTH AMENDMENT
Support Agreement Agreed Draft